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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-07986

The Alger Institutional Funds
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York 10010
(Address of principal executive offices) (Zip code)

Mr. Hal Liebes

Fred Alger Management, Inc.

360 Park Avenue South

New York, New York 10010
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2015

ITEM 1. REPORTS TO STOCKHOLDERS.

ALGER

THE ALGER INSTITUTIONAL FUNDS

ANNUAL REPORT

OCTOBER 31, 2015

Table of Contents

The Alger Institutional Funds
Shareholders’ Letter (Unaudited)	1
Fund Highlights (Unaudited)	11
Portfolio Summary (Unaudited)	15
Schedules of Investments	16
Statements of Assets and Liabilities	39
Statements of Operations	43
Statements of Changes in Net Assets	45
Financial Highlights	49
Notes to Financial Statements	59
Report of Independent Registered Public Accounting Firm	84
Additional Information (Unaudited)	85

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Shareholders' Letter October 31, 2015

Dear Shareholders,

The Importance of a Differentiated Perspective when Investing
In the aftermath of the market lows of March of 2009, commentators frequently warned that United States equities were overdue for a catastrophic correction. In past commentaries and shareholder letters, however, I have maintained that U.S. equities had strong potential for generating gains, and as we have seen in the ensuing timeframe, U.S. equities have been one of the strongest performing asset classes. We continue to believe that U.S. equities offer attractive return potential and have appealing risk and reward dynamics. We believe that an expanding U.S. economy, improving corporate fundamentals, strong company management, and various international developments are likely to support equities. At the same time, we have maintained that market dips would be opportunities for buying U.S. equities at attractive valuations. We believe, the pundits have been wrong, and continue to be wrong, in succumbing to a myopic view of market disruptions. This shortsightedness, which we believe still exists today, is something that Alger’s analysts are trained to avoid.

From the market low of 2009 to October 31, 2015, the S&P 500 index had a cumulative return of 250%. For the 12-month reporting period ended October 31 of this year, the S&P
500 generated a 5.20% gain. During the reporting period, market dips were attractive buying opportunities, especially late in the summer, when the S&P rallied more than 10% from the late August market low until the end of the reporting period. Foreign equity markets, however, have been challenging. For the reporting period, the MSCI ACWI ex USA Index generated a -4.26% return and the MSCI Emerging Markets Index declined 14.26%. We continue to believe, however, that foreign equities have potential for generating gains over the long term, although periods of substantial volatility will occur.

In this letter, I explain why events in the U.S. and abroad didn’t cause us to change our outlook and how our in-depth research of industries and individual companies supported our firm’s differentiated view of equities even as commentators increasingly opined that markets would collapse.

Navigating Market Risk
Alger analysts focus on fundamental, research-driven stock selection and they specialize in covering specific industries, which helps our firm keep domestic and global economic changes and other developments in perspective. Alger’s analysts assess which companies are likely to benefit from dynamic change and which companies are likely to fail to take advantage of change. This philosophy, in place now for 51 years, has been our guiding principle. In addition, our perspective isn’t limited to U.S. equities. Indeed, research from our emerging markets and international teams helps our firm assess large-scale trends that often drive equity markets across the globe.

Alger Research and U.S. Markets
Our perspective on declining energy prices is an example of how we assess rapid and large-
scale changes that frequently reshape the business landscape. During the reporting period, declining oil and natural gas prices created fear that energy companies would experience sharp declines in revenues and earnings and curtail capital expenditures. At times, investors feared that the reduction in capital expenditures would also stymie economic growth or at least extend to companies that serve the energy sector. We acknowledged that those concerns were valid and we have, in fact, seen substantial declines in revenues for many industrial and energy companies. Yet, throughout the reporting period, we emphasized that low fuel prices would have a net positive impact for U.S. companies and lead to, among other things, steady job creation that would help stimulate the U.S. economy by supporting consumer spending.
All this while lower energy prices would help reduce corporate operating costs, especially for airlines, cruise ship operators, ink producers, paint manufacturers, and specialty chemical providers.

Our belief in a potential shift in consumer spending was realized. During the 12-month reporting period ended October 31, a significant decline in Americans’ spending on fuel occurred while sales at retailers, excluding gasoline stations, climbed at a substantial rate of
4.9%, according to the U.S. Census Bureau. As a fundamental, bottom-up investment firm, we used our knowledge of individual companies and industries to assess which corporations had the strongest potential for benefiting from increasing consumer spending. Among retailers, we continued to believe that leading online stores would benefit not only from increasing consumer spending but also from capturing market share from traditional brick and mortar companies.

The Web of Global Economics, the Federal Reserve, and Corporate Earnings
From a broader perspective, a mishmash of global and domestic developments drove market volatility. As concerns that corporate earnings would be hurt by declining oil prices strengthened, investors grew fearful that both a strengthening U.S. dollar and a slowdown in economic growth in various countries, including China and Brazil, would curtail our country’s exports. In addition, the value of U.S. multinationals’ foreign earnings could be crimped when repatriated, thanks to the strong U.S. dollar. In Europe, fears over Greece’s debt crisis festered along with concerns that an embargo targeting Russia in response to the country’s intervention in the Ukraine would further hinder eurozone growth. Against that backdrop, economic growth in the U.S. drove speculation that the Federal Reserve would raise interest rates, thereby providing a headwind for both the economy and corporate earnings. Fear continued in the late summer when China changed the onshore yuan’s daily fixing calculation, which resulted in currency devaluation and misguided speculation that the moderation of the country’s economic growth was worse than feared. Without a doubt, those issues created a smorgasbord of fears for the financial press and pundits who increasingly forecasted gloom and doom. As those events unfolded, however, we urged investors to avoid overreacting to short-term disruptions and, when possible, to buy U.S.
equities during market dips.

Our Optimistic Perspective
For Alger, our best thinking comes not from listening to pundits, but instead from the collective efforts of our more than 40-person investment team. We focus our efforts on developing our research, improving our analysis, and understanding how change will impact businesses. During the reporting period, we continued to serve our clients by searching for companies across the globe with attractive potential for growing their earnings. We reasoned that certain fears that fueled negative views of U.S. equities also created potential opportunities and that “headline” developments were not as bad as some believed.

With China, we continued to believe that the country’s central bank, the People’s Bank of
China, was willing to provide additional stimulus if needed and that the country’s economy was heading for a soft landing. Since starting its easing cycle in November of 2014, the bank has lowered interest rates six times. It has also lowered banking reserve requirements.
China is also working to increase the role of both domestic consumption and its service industry in fostering economic growth while the country continues to improve its global trading infrastructure with programs such as “One Belt, One Road” and “Made in China
2025.” For the third quarter, China’s GDP grew 6.9% from the year earlier, which fell short of the country’s goal of 7.0%. Other data, however, have been encouraging, including an
8.4% growth rate for the country’s service sector during the first nine months of the year.

We also held to our belief that central banks for Japan and the eurozone would continue with stimulus programs, including asset purchases, or quantitative easing. While Japan’s GDP declined marginally in the second and third quarters, we remained optimistic that stimulus, currency weakness, and other developments such as growing corporate activism would eventually drive expansion. Regarding the eurozone, we have maintained that conditions, while not likely to rapidly improve, would not worsen drastically. Encouragingly, for the second quarter of 2015, its economy expanded at a slow, but nevertheless positive, 1.5%
year-on-year rate.

During the reporting period, we also maintained that volatility in equities across the globe was a result of investors overreacting to the potential for the Federal Reserve to raise interest rates. We maintained that with low and sometimes negative debt yields in certain countries, foreign investors have been flocking to U.S. bonds, which could help keep interest rates low even as the Fed increases its benchmark rate. In our opinion, Fed rate increases, furthermore, are likely to be gradual and modest.

Looking abroad, we continued to maintain that emerging markets and other non-U.S.
equities offered potential for attractive gains. With emerging market equities, furthermore, we have maintained that valuations are highly attractive with the asset class trading at an approximately 30% discount to stocks of developed markets.

The U.S. Economy and Corporate Fundamentals
Our optimism is based, in part, on the growing strength of the U.S. economy and the strength of fundamentals among domestic businesses. Americans’ finances have been strengthening with the national savings rate running at nearly 5.0%, which is higher than the approximately 3% pace that existed prior to the financial crisis. At the same time, Americans’
debt service burden is relatively low at 10.1% of disposable personal income compared to the 11.4% average since 1980 and the peak of more than 13% at the end of 2007. While job growth has been slow, the country has added jobs every month since October of 2010 and the seasonally adjusted unemployment rate has fallen from a post-financial crisis high of 10.0% to only 5.1%. With more Americans working and personal finances improving, individuals are likely to increase their spending, which could support both economic growth and corporate earnings.

Strength in the real estate market has also continued. The National Association of Home
Builders Housing Market Index, which measures sentiment toward the real estate market among builders, climbed 10 points year over year to 64 for October. At the same time, housing prices have climbed, with existing home prices up 6.2% year over year in September.

Housing starts, which are still below historical averages, have been strengthening and have reached an annualized rate of 1.2 million units. The combination of increasing prices and below-average housing starts implies that the real estate recovery has considerable potential for strengthening. In addition to the real estate recovery creating new construction jobs and supporting industries that provide trucks, equipment, and home building materials, the resulting higher home prices can help make Americans feel richer and thereby support consumer spending.

Other economic indicators are encouraging. According to the Institute for Supply
Management, economic activity among manufacturers has increased for 34 consecutive months. Capital expenditures in the U.S., furthermore, have increased at an average rate of
3.25% this year despite energy companies tightening their belts. The current spending rate is below historical averages, suggesting that potential exists for businesses to further increase capital outlays. In a similar manner, spending on research and development among S&P
500 companies has surged, setting a 10-year record at $54.4 billion in the second quarter, according to FactSet Research Systems Inc.

Finally, corporate fundamentals are strong with S&P 500 ex-energy earnings expected to grow at a high single-digit annualized rate this year after stripping out the impact of currency exchange rates. With strong fundamentals, corporations are continuing to grow their cash balances. At the end of the second quarter, S&P 500 companies (not including financials)
held $1.43 trillion in cash, up 5.5% year over year and 3.9% quarter over quarter, according to FactSet. High cash balances and strong fundamentals are allowing corporations to return capital to investors at an impressive rate, with dividends and stock buybacks expected to total $1 trillion this year, which would be an all-time record and a $64 billion increase from last year, according to S&P Capital IQ. Mergers and acquisitions are also continuing at a brisk pace.

The Road Ahead
We have learned in our 51 years of history that "good” television and “good” press are fueled most easily by talking heads who forecast doom and gloom for financial markets. Fortunately, we have also learned that the best research is done not by reading the newspaper or watching television, but instead by doing the hard work of talking to company management, reading voluminous company filings, understanding how a company drives revenue and profit growth, and most importantly, by believing what our research and analysis indicates. It is also important to have conviction that allows us to look through the next three months and to predict what the future truly holds for a company, industry, or sector. We maintain that well-managed companies that can capture market share with compelling products and services have potential over the long run for generating attractive returns and are best suited for weathering periods of market volatility. At Alger, we will continue to use our time-tested and research-driven investment strategy to find companies, whether in the U.S. or not, that we believe have the most potential for generating strong returns over time for our clients.

Portfolio Matters
Alger Capital Appreciation Institutional Fund
The Alger Capital Appreciation Institutional Fund returned 8.96% for the fiscal 12-month period ended October 31, 2015, compared to the 9.18% return of the Russell 1000 Growth
Index.

During the period, the largest sector weightings were Information Technology and Health
Care. The largest sector overweight was Health Care and the largest sector underweight was Consumer Staples. Relative outperformance in the Information Technology and Health
Care sectors was the most important contributor to performance, while Consumer Staples and Utilities detracted from results.

Among the most important relative contributors were Allergan PLC.; Alphabet, Inc., Cl.
C; CVS Caremark Corp.; and Amazon.com, Inc. Regarding Alphabet, Class C shares were held during the entire reporting period. During that timeframe, the shares generated a positive return and supported performance. Shares of Facebook, Inc., Cl. A also supported performance. Facebook performed strongly late in the reporting period after the company reported continued strong user growth and said earnings and operating margins exceeded consensus expectations, with exceptionally strong mobile advertising revenues helping to offset the adverse impact upon foreign revenues of a strong U.S. dollar.

Conversely, detracting from overall results on a relative basis were Alphabet, Inc., Cl. A;
Yum! Brands, Inc.; The Kraft Heinz Co.; and Weatherford International PLC. Unlike Class
C shares of Alphabet, Class A shares were sold early in the reporting period. During the shortened holding period, Class A shares declined in value. Shares of SunEdison, Inc. also detracted from results. The company develops and operates commercial and utility-scale solar and wind-energy projects. Its stock surrendered gains achieved during the first half of 2015 because investors began scrutinizing the company’s debt, operating losses, and acquisition strategy. In addition, investors grew concerned that low oil prices may make the development of alternative energy projects less appealing.

Alger Capital Appreciation Focus Fund
The Alger Capital Appreciation Focus Fund returned 9.79% for the fiscal 12-month period ended October 31, 2015, compared to the 9.18% return of its benchmark, the Russell 1000
Growth Index.

During the reporting period, the largest sector weightings were Information Technology and
Health Care. The largest sector overweight was Financials and the largest sector underweight was Consumer Staples. Relative outperformance in the Information Technology and
Financials sectors was the most important contributor to performance, while Consumer
Staples and Materials detracted from results.

Among the most important relative contributors were Facebook, Inc., Cl. A; Allergan PLC.;
Alphabet, Inc., Cl. C; GrubHub, Inc.; and Visa, Inc., Cl. A. Regarding Alphabet, Class C shares were held during the entire reporting period. During that timeframe, the shares generated a positive return and supported performance. Shares of Facebook performed strongly in response to developments described in the Alger Capital Appreciation Institutional Fund
discussion.

Conversely, detracting from overall results on a relative basis were Alphabet, Inc., Cl. A;
SunEdison, Inc.; PPG Industries, Inc.; Biogen, Inc.; and Yum! Brands, Inc. Unlike Class
C shares of Alphabet, Class A shares were sold early in the reporting period. During the shortened holding period, Class A shares declined in value. Shares of SunEdison underperformed in response to reasons described in the Alger Capital Appreciation
Institutional Fund discussion.

Alger Mid Cap Growth Institutional Fund
The Alger Mid Cap Growth Institutional Fund returned 1.62% for the fiscal 12-month period ended October 31, 2015, compared to the 4.94% return of Russell Midcap Growth
Index.

During the reporting period, the largest sector weightings were Consumer Discretionary and Information Technology. The largest sector overweight was Information Technology and the largest sector underweight was Consumer Staples. Relative outperformance in the
Consumer Discretionary and Materials sectors was the most important contributor to performance, while Health Care and Information Technology detracted from results.

Among the most important relative contributors were Norwegian Cruise Line Holdings
Ltd.; Rite Aid Corp.; Acuity Brands, Inc.; and Portola Pharmaceuticals, Inc. Shares of cruise ship operator Royal Caribbean Cruises Ltd. also supported performance late in the reporting period after the company said its quarterly earnings exceeded expectations, thanks in part to lower fuel prices. Royal Caribbean Cruises management also raised full-year earnings guidance and said prices and first quarter 2016 bookings are up on a year-over-year basis.

Conversely, detracting from overall results on a relative basis were Whiting Petroleum Corp.;
Salix Pharmaceuticals Ltd.; SunEdison, Inc.; La Quinta Holdings, Inc.; and Tenet Healthcare
Corp. Shares of SunEdison underperformed in response to reasons described in the Alger
Capital Appreciation Institutional Fund discussion.

Alger Small Cap Growth Institutional Fund
The Alger Small Cap Growth Institutional Fund returned 0.53% for the fiscal 12-month period ended October 31, 2015, compared to the 3.52% return of the Russell 2000 Growth
Index.

During the period, the largest sector weightings were Information Technology and Health
Care. The largest sector overweight was Information Technology and the largest sector underweight was Industrials. Relative outperformance in the Consumer Discretionary and
Materials sectors was the most important contributor to performance, while Industrials and
Information Technology detracted from results.

Among the most important relative contributors were Bluebird Bio, Inc.; Proofpoint, Inc.;
Ultragenyx Pharmaceutical, Inc.; and Incyte Corp. Shares of Neurocrine Biosciences, Inc.
also supported performance. The company is developing novel therapeutics for central nervous system disorders and other health issues. Its stock performance during the early portion of the reporting period benefited from the company achieving favorable phase 3 results for Elagolix, which is being developed for an often painful disorder of the uterus called endometriosis. The results also supported optimism that Elagolix may be developed for treating fibroids, or non-cancerous growths, of the uterus.

Conversely, detracting from overall results on a relative basis were GenMark Diagnostics
Inc.; Synageva BioPharma Corp.; and Adeptus Health, Inc., Cl. A. Shares of Shutterstock,
Inc. also detracted from results. Shutterstock provides an online marketplace for commercial digital images, including photographs and videos, for corporate communications, websites, and other markets. Its competitive position has come into question since a previously weak competitor was acquired by deep-pocketed Adobe Systems, Inc. and relaunched. Even though Shutterstock management has not acknowledged any negative impact from the acquisition, it has lowered guidance for the year, stating that results in Europe have been soft, which we believe indicates competitive pressures.

On behalf of our 159 employees, I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA
Chief Investment Officer
Fred Alger Management, Inc.
_______________________________

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus for the funds. Fund returns represent the fiscal period return of Class I shares.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.
Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the funds’ management in this report are as of the date of the
Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated
herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a fund. Please refer to the Schedule of
Investments for each fund that is included in this report for a complete list of fund holdings as of October 31, 2015. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the funds during the 12-month period.

A Word about Risk
Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Investing in the stock market involves gains and losses and may not be suitable for all investors. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Funds that participate in leveraging, such as the Capital Appreciation Institutional
Fund, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, a fund’s net asset value can decrease more quickly than if the fund had not borrowed.

A small investment in derivatives could have a potentially large impact on a fund’s performance. When purchasing options, a fund bears the risk that if the market value of the underlying security does not move to a level that would make exercise of the option profitable, the option will expire unexercised. When a call option written by a fund is exercised, the fund will not participate in any increase in the underlying security’s value above the exercise price. When a put option written by a fund is exercised, the fund will be required to purchase the underlying security at a price in excess of its market value. Use of options on securities indexes is subject to the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted, the risk that price movements in a fund’s portfolio securities may not correlate precisely with movements in the level of an index, and the risk that Fred Alger Management, Inc. may not predict correctly movements in the direction of a particular market or of the stock market generally.
Because certain options may require settlement in cash, a fund may be forced to liquidate portfolio securities to meet settlement obligations. For a more detailed discussion of the risks associated with these funds, please see the prospectus.

Before investing, carefully consider a fund’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information about The
Alger Institutional Funds call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.
Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.
NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

• The S&P 500 is an unmanaged index generally representative of the U.S.
stock market without regard to company size.
• The MSCI Emerging Markets Index is a free float-adjusted market capital-
ization index that is designed to measure equity market performance in the global emerging markets.
• The MSCI ACWI ex USA Index is a market capitalization-weighted index de-
signed to provide a broad measure of equity market performance throughout the world, including both developed and emerging markets, but excluding the
United States.
• The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.
• The Russell Midcap Growth Index measures the performance of the mid-
cap segment of the U.S. equity universe. It includes those Russell Midcap
Index companies with higher price-to-book ratios and higher forecasted growth values.
• The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
• FactSet Research Systems Inc. is a multinational financial data and software company.
• S&P Capital IQ provides research, data, and analysis on capital markets and other topics for investment managers, investment banks, private equity funds, advisory firms, corporations and universities.

FUND PERFORMANCE AS OF 9/30/15 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Capital Appreciation Class I (Inception 11/8/93)	2.06%	14.47%	10.49%	11.67%
Alger Capital Appreciation Class R (Inception 1/27/03)*	1.57%	13.91%	9.94%	11.11%

Alger Capital Appreciation Focus Class A (Inception
12/31/12)	(3.34)%	n/a	n/a	14.09%
Alger Capital Appreciation Focus Class C (Inception
12/31/12)	0.25%	n/a	n/a	15.47%
Alger Capital Appreciation Focus Class I (Inception
11/8/93)	2.15%	12.61%	5.81%	8.10%
Alger Capital Appreciation Focus Class Z (Inception
12/31/12)	2.41%	n/a	n/a	16.81%

Alger Mid Cap Growth Class I (Inception 11/8/93)	(2.91)%	11.20%	5.33%	11.57%
Alger Mid Cap Growth Class R (Inception 1/27/03)*	(3.45)%	10.62%	4.80%	11.01%

Alger Small Cap Growth Class I (Inception 11/8/93)	1.28%	9.38%	6.45%	8.71%
Alger Small Cap Growth Class R (Inception 1/27/03)*	0.77%	8.83%	5.93%	8.18%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.
* Since inception performance is calculated from 11/08/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund's Class I Shares.  The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Fund Highlights Through October 31, 2015 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital
Appreciation Institutional Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2015. Figures for the Alger Capital Appreciation Institutional Fund
Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger
Capital Appreciation Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/15
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	11/8/1993
Class I (Inception 11/8/93)	8.96%	15.28%	11.47%	12.02%
Class R (Inception 1/27/03)*	8.46%	14.72%	10.92%	11.46%
Russell 1000 Growth Index	9.18%	15.30%	9.09%	8.77%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated from 11/08/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund's Class I Shares.  The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER CAPITAL APPRECIATION FOCUS FUND
Fund Highlights Through October 31, 2015 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital
Appreciation Focus Fund Class I shares and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2015. Beginning December 31, 2012 Alger Capital Appreciation Focus
Fund changed its investment strategy to invest a substantial portion of its assets in a small number of issuers. The figures for the Alger Capital Appreciation Focus Fund Class I shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger Capital Appreciation Focus Fund Class A, Class C and Class Z
shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/15
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	11/8/1993
Class I (Inception 11/8/93)	9.79%	13.38%	6.95%	8.47%
Russell 1000 Growth Index	9.18%	15.30%	9.09%	8.77%

				Since
	1 YEAR	5 YEARS	10 YEARS	12/31/2012
Class A (Inception 12/31/12)	3.87%	n/a	n/a	16.90%
Class C (Inception 12/31/12)	7.80%	n/a	n/a	18.24%
Class Z (Inception 12/31/12)	10.10%	n/a	n/a	19.63%
Russell 1000 Growth Index	9.18%	n/a	n/a	18.42%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

ALGER MID CAP GROWTH INSTITUTIONAL FUND
Fund Highlights Through October 31, 2015 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap
Growth Institutional Fund Class I shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2015. Figures for the Alger Mid Cap Growth Institutional Fund Class
I shares and the Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid
Cap Growth Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/15
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	11/8/1993
Class I (Inception 11/8/93)	1.62%	11.56%	6.35%	11.79%
Class R (Inception 1/27/03)*	1.11%	10.99%	5.82%	11.24%
Russell Midcap Growth Index	4.94%	14.10%	9.08%	9.41%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated from 11/08/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund's Class I Shares.  The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Fund Highlights Through October 31, 2015 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap
Growth Institutional Fund Class I shares and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended October 31, 2015. The figures for the Alger Small Cap Growth Institutional Fund
Class I shares and the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger
Small Cap Growth Institutional Fund Class R shares may vary from the results shown above due to differences in expenses the class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 10/31/15
AVERAGE ANNUAL TOTAL RETURNS
				Since
	1 YEAR	5 YEARS	10 YEARS	11/8/1993
Class I (Inception 11/8/93)	0.53%	9.61%	7.19%	8.89%
Class R (Inception 1/27/03)*	0.02%	9.07%	6.67%	8.36%
Russell 2000 Growth Index	3.52%	13.56%	8.67%	7.02%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares.
Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost.
Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.
* Since inception performance is calculated from 11/08/93. Performance figures prior to 1/27/03, inception of Class R shares, are those of the Fund's Class I Shares.  The performance figures prior to 1/27/03 have been reduced to reflect the higher operating expenses of Class R shares.

PORTFOLIO SUMMARY†
October 31, 2015 (Unaudited)

`
	Alger Capital
	Appreciation Institutional	Alger Capital	Alger Mid Cap Growth	Alger Small Cap Growth
SECTORS	Fund	Appreciation Focus Fund	Institutional Fund	Institutional Fund
Consumer Discretionary	19.3%	18.3%	24.9%	12.8%
Consumer Staples	5.5	3.0	3.0	2.4
Energy	1.8	1.7	0.7	1.4
Financials	5.7	13.5	8.5	6.7
Health Care	17.2	18.9	15.4	28.8
Industrials	9.0	7.0	14.3	7.5
Information Technology	33.5	33.9	23.0	36.8
Materials	1.4	1.1	3.2	3.1
Telecommunication Services	1.1	0.0	1.5	0.0
Utilities	0.4	0.0	0.6	0.0
Short-Term Investments and
Net Other Assets	5.1	2.6	4.9	0.5
	100.0%	100.0%	100.0%	100.0%

† Based on net assets for each Fund.

THE ALGER INSTITUTIONAL FUNDS
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Schedule of Investments October 31, 2015

COMMON STOCKS—92.7%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc.*,@,(a)	124,658	$52,356
AEROSPACE & DEFENSE—2.7%
Honeywell International, Inc.	475,759	49,136,390
Lockheed Martin Corp.	82,314	18,095,087
The Boeing Co.	237,263	35,131,532
		102,363,009
AIR FREIGHT & LOGISTICS—0.5%
United Parcel Service, Inc., Cl. B	172,683	17,789,803
AIRLINES—1.3%
Delta Air Lines, Inc.	614,100	31,220,844
United Continental Holdings, Inc.*	286,532	17,280,745
		48,501,589
ALTERNATIVE CARRIERS—0.3%
Level 3 Communications, Inc.*	197,409	10,057,989
APPAREL ACCESSORIES & LUXURY GOODS—0.1%
Ralph Lauren Corp.	24,600	2,724,942
APPAREL RETAIL—0.4%
VF Corp.	215,880	14,576,218
APPLICATION SOFTWARE—2.0%
Adobe Systems, Inc.*	270,554	23,987,318
salesforce.com, inc.*	689,634	53,591,458
		77,578,776
AUTO PARTS & EQUIPMENT—1.4%
Delphi Automotive PLC.	635,327	52,852,853
WABCO Holdings, Inc.*	14,000	1,571,220
		54,424,073
BIOTECHNOLOGY—6.1%
Biogen, Inc.*	123,745	35,949,160
BioMarin Pharmaceutical, Inc.*	112,530	13,170,511
Celgene Corp.*	306,690	37,633,930
Gilead Sciences, Inc.	568,522	61,474,284
Incyte Corp.*	185,598	21,813,333
Intercept Pharmaceuticals, Inc.*	21,126	3,321,007
Regeneron Pharmaceuticals, Inc.*	7,800	4,347,642
Vertex Pharmaceuticals, Inc.*	448,518	55,948,135
		233,658,002
BREWERS—1.5%
Anheuser-Busch InBev SA#	146,707	17,506,546
Molson Coors Brewing Co., Cl. B	455,276	40,109,816
		57,616,362
BROADCASTING—0.1%
CBS Corp., Cl. B	127,300	5,921,996
BUILDING PRODUCTS—0.6%
Fortune Brands Home & Security, Inc.	212,097	11,099,036
Lennox International, Inc.	84,378	11,206,242
		22,305,278

THE ALGER INSTITUTIONAL FUNDS
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Schedule of Investments (Continued) October 31, 2015

COMMON STOCKS—(CONT.)	SHARES	VALUE
CABLE & SATELLITE—1.6%
Comcast Corporation, Cl. A	1,004,620	$62,909,304
COMMUNICATIONS EQUIPMENT—1.6%
Arista Networks, Inc.*	225,530	14,548,940
ARRIS Group, Inc.*	453,100	12,804,606
Cisco Systems, Inc.	1,150,800	33,200,580
		60,554,126
COMPUTER STORAGE & PERIPHERALS—0.2%
SanDisk Corp.	86,800	6,683,600
CONSUMER FINANCE—0.0%
LendingClub Corp.*	141,855	2,011,504
DATA PROCESSING & OUTSOURCED SERVICES—4.8%
Alliance Data Systems Corp.*	130,778	38,881,607
Fiserv, Inc.*	120,151	11,595,773
Visa, Inc., Cl. A	1,718,666	133,334,109
		183,811,489
DRUG RETAIL—1.4%
CVS Caremark Corp.	271,913	26,859,566
Walgreens Boots Alliance, Inc.	302,793	25,640,511
		52,500,077
FOOD RETAIL—0.8%
The Kroger Co.	825,152	31,190,746
FOOTWEAR—0.3%
NIKE, Inc., Cl. B	83,797	10,979,921
GENERAL MERCHANDISE STORES—0.5%
Dollar General Corp.	253,329	17,168,107
Dollar Tree, Inc.*	17,321	1,134,352
		18,302,459
HEALTH CARE EQUIPMENT—1.5%
Edwards Lifesciences Corp.*	216,400	34,007,260
Hologic, Inc.*	629,348	24,456,463
Steris Corp.*	1,300	97,435
		58,561,158
HEALTH CARE FACILITIES—0.6%
Amsurg Corp.*	62,100	4,352,589
HCA Holdings, Inc.*	285,447	19,635,899
		23,988,488
HOME ENTERTAINMENT SOFTWARE—0.2%
Activision Blizzard, Inc.	261,854	9,102,045
HOME IMPROVEMENT RETAIL—1.6%
Lowe's Companies, Inc.	319,198	23,566,388
The Home Depot, Inc.	321,207	39,714,034
		63,280,422
HOTELS RESORTS & CRUISE LINES—1.7%
Ctrip.com International Ltd.#*	129,647	12,053,282
Norwegian Cruise Line Holdings Ltd.*	524,100	33,343,242
Royal Caribbean Cruises Ltd.	199,258	19,597,024
		64,993,548

THE ALGER INSTITUTIONAL FUNDS
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Schedule of Investments (Continued) October 31, 2015

COMMON STOCKS—(CONT.)	SHARES	VALUE
HOUSEWARES & SPECIALTIES—0.8%
Jarden Corp.*	657,127	$29,439,290
INDUSTRIAL CONGLOMERATES—1.3%
Danaher Corp.	234,086	21,842,565
General Electric Co.	924,556	26,738,159
		48,580,724
INDUSTRIAL GASES—0.8%
Air Products & Chemicals, Inc.	228,327	31,732,886
INTERNET RETAIL—5.4%
Amazon.com, Inc.*	274,871	172,041,759
NetFlix, Inc.*	265,096	28,731,104
Qunar Cayman Islands Ltd.#*	135,200	6,562,608
		207,335,471
INTERNET SOFTWARE & SERVICES—11.8%
Alphabet, Inc., Cl. C*	287,319	204,229,219
Facebook, Inc., Cl. A*	1,587,287	161,855,655
GrubHub, Inc.*	189,592	4,546,416
LinkedIn Corp., Cl. A*	149,036	35,898,301
Palantir Technologies, Inc., Cl. A*,@	239,030	2,151,270
Yahoo! Inc.*	1,325,348	47,208,896
		455,889,757
INVESTMENT BANKING & BROKERAGE—1.1%
E*TRADE Financial Corp.*	257,553	7,342,836
Morgan Stanley	1,117,130	36,831,776
		44,174,612
LIFE SCIENCES TOOLS & SERVICES—1.4%
Thermo FisherScientific,Inc.	407,079	53,237,792
MANAGED HEALTH CARE—2.1%
Aetna, Inc.	42,257	4,850,259
Cigna Corp.	105,991	14,207,034
Humana, Inc.	59,964	10,711,369
UnitedHealth Group, Inc.	441,704	52,023,897
		81,792,559
MOVIES & ENTERTAINMENT—1.7%
The Walt Disney Co.	317,145	36,072,072
Time Warner, Inc.	413,452	31,149,474
		67,221,546
MULTI-LINE INSURANCE—0.2%
Hartford Financial Services Group, Inc.	138,950	6,427,827
MULTI-UTILITIES—0.3%
Sempra Energy	103,017	10,549,971
OIL & GAS EQUIPMENT & SERVICES—0.8%
Baker Hughes, Inc.	403,413	21,251,797
Weatherford International PLC.*	1,033,000	10,577,920
		31,829,717
OIL & GAS EXPLORATION & PRODUCTION—1.0%
Anadarko Petroleum Corp.	237,059	15,854,506

THE ALGER INSTITUTIONAL FUNDS
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Schedule of Investments (Continued) October 31, 2015

COMMON STOCKS—(CONT.)	SHARES	VALUE
OIL & GAS EXPLORATION & PRODUCTION—(CONT.)
EOG Resources, Inc.	265,100	$22,758,835
		38,613,341
OTHER DIVERSIFIED FINANCIAL SERVICES—1.1%
Bank of America Corp.	2,093,043	35,121,261
Citigroup, Inc.	143,493	7,629,523
		42,750,784
PHARMACEUTICALS—5.4%
Allergan PLC.*	288,710	89,058,374
Bristol-Myers Squibb Co.	813,940	53,679,343
Eli Lilly & Co.	169,900	13,858,743
Pfizer,Inc.	603,100	20,396,842
Shire PLC.	403,832	30,574,616
		207,567,918
RAILROADS—0.5%
UnionPacificCorp.	216,546	19,348,385
REGIONAL BANKS—1.2%
Citizens Financial Group, Inc.	1,864,300	45,302,490
RENEWABLE ELECTRICITY—0.1%
TerraForm Global, Inc., Cl. A*	535,300	4,084,339
RESTAURANTS—3.1%
McDonald's Corp.	489,894	54,990,601
Starbucks Corp.	517,973	32,409,571
Yum! Brands, Inc.	462,436	32,791,337
		120,191,509
SECURITY & ALARM SERVICES—0.5%
Tyco International PLC.	530,473	19,330,436
SEMICONDUCTOR EQUIPMENT—0.8%
Lam Research Corp.	327,800	25,106,202
SunEdison, Inc.*	648,193	4,731,809
		29,838,011
SEMICONDUCTORS—2.7%
Avago Technologies Ltd.	305,743	37,646,135
Broadcom Corp., Cl. A	587,987	30,222,532
NXP Semiconductors NV*	479,197	37,545,085
		105,413,752
SOFT DRINKS—1.2%
PepsiCo, Inc.	454,247	46,419,501
SPECIALIZED FINANCE—0.3%
McGraw Hill Financial, Inc.	106,766	9,890,802
SPECIALTY CHEMICALS—0.6%
PPG Industries, Inc.	226,269	23,590,806
SPECIALTY STORES—0.6%
Signet Jewelers Ltd.	145,993	22,036,183
SYSTEMS SOFTWARE—4.6%
Microsoft Corp.	2,891,719	152,220,088
ServiceNow, Inc.*	285,734	23,330,181
		175,550,269

THE ALGER INSTITUTIONAL FUNDS
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Schedule of Investments (Continued) October 31, 2015

COMMON STOCKS—(CONT.)	SHARES	VALUE
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—4.5%
Apple, Inc.	1,466,921	$175,297,060
TOBACCO—0.6%
Altria Group, Inc.	412,894	24,967,700
TRADING COMPANIES & DISTRIBUTORS—1.6%
HD Supply Holdings, Inc.*	1,130,156	33,667,347
United Rentals, Inc.*	360,500	26,987,030
		60,654,377
WIRELESS TELECOMMUNICATION SERVICES—0.8%
SBA Communications Corp., Cl. A*	271,657	32,332,616
TOTAL COMMON STOCKS
(Cost $3,097,164,163)		3,567,831,711
PREFERRED STOCKS—0.4%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc., Cl. A*,@,(a)	1,074,935	451,473
Choicestream, Inc., Cl. B*,@,(a)	2,500,538	1,050,226
		1,501,699
INTERNET SOFTWARE & SERVICES—0.3%
Palantir Technologies, Inc., Cl. B*,@	974,841	8,773,569
Palantir Technologies, Inc., Cl. D*,@	127,007	1,143,063
		9,916,632
PHARMACEUTICALS—0.1%
Intarcia Therapeutics, Inc.*,@	111,655	4,207,160
TOTAL PREFERRED STOCKS
(Cost $13,252,336)		15,625,491
MASTER LIMITED PARTNERSHIP—1.2%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—1.2%
The Blackstone Group LP.	1,458,262	48,210,142
(Cost $46,895,761)		48,210,142
REAL ESTATE INVESTMENT TRUST—0.6%	SHARES	VALUE
MORTGAGE—0.6%
Blackstone Mortgage Trust, Inc., Cl. A	833,840	22,947,277
(Cost $24,384,798)		22,947,277
Total Investments
(Cost $3,181,697,058)(b)	94.9%	3,654,614,621
Other Assets in Excess of Liabilities	5.1%	196,115,078
NET ASSETS	100.0%	$3,850,729,699

THE ALGER INSTITUTIONAL FUNDS
ALGER CAPITAL APPRECIATION INSTITUTIONAL FUND
Schedule of Investments (Continued) October 31, 2015

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment
Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(b) At October 31, 2015, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $3,243,275,554, amounted to $411,339,067 which consisted of aggregate gross unrealized appreciation of
$510,493,266 and aggregate gross unrealized depreciation of $99,154,199.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2015
Choicestream, Inc.	03/14/14	$36,151	0.00%	$52,356	0.00%
Choicestream, Inc., Cl. A	12/17/13	859,605	0.03%	451,473	0.01%
Choicestream, Inc., Cl. B	07/10/14	1,500,323	0.05%	1,050,226	0.03%
Intarcia Therapeutics, Inc.	03/27/14	3,616,506	0.14%	4,207,160	0.11%
Palantir Technologies, Inc., Cl. A	10/07/14	1,555,368	0.05%	2,151,270	0.06%
Palantir Technologies, Inc., Cl. B	10/07/14	6,437,297	0.22%	8,773,569	0.23%
Palantir Technologies, Inc., Cl. D	10/14/14	838,605	0.03%	1,143,063	0.03%
Total				$17,829,117	0.47%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER CAPITAL APPRECIATION FOCUS FUND
Schedule of Investments October 31, 2015

COMMON STOCKS—89.9%	SHARES	VALUE
AEROSPACE & DEFENSE—2.5%
Honeywell International, Inc.	14,450	$1,492,396
AIRLINES—1.0%
Delta Air Lines, Inc.	11,170	567,883
APPAREL RETAIL—0.6%
VF Corp.	5,050	340,976
APPLICATION SOFTWARE—2.0%
salesforce.com, inc.*	14,820	1,151,662
AUTO PARTS & EQUIPMENT—3.4%
Delphi Automotive PLC.	16,040	1,334,368
Lear Corp.	5,240	655,314
		1,989,682
BIOTECHNOLOGY—6.7%
Biogen, Inc.*	2,970	862,815
Celgene Corp.*	7,320	898,237
Gilead Sciences, Inc.	10,220	1,105,089
Vertex Pharmaceuticals, Inc.*	8,450	1,054,053
		3,920,194
BREWERS—1.1%
Molson Coors Brewing Co., Cl. B	7,410	652,821
CABLE & SATELLITE—1.9%
Comcast Corporation, Cl. A	17,350	1,086,457
DATA PROCESSING & OUTSOURCED SERVICES—5.8%
Alliance Data Systems Corp.*	1,860	552,996
Visa, Inc., Cl. A	37,010	2,871,236
		3,424,232
DRUG RETAIL—0.9%
CVS Caremark Corp.	5,480	541,314
FOOD RETAIL—1.0%
The Kroger Co.	14,770	558,306
HEALTH CARE EQUIPMENT—0.7%
DexCom, Inc.*	5,210	434,097
HEALTH CARE FACILITIES—1.2%
HCA Holdings, Inc.*	10,150	698,219
HOTELS RESORTS & CRUISE LINES—2.0%
Ctrip.com International Ltd.#*	3,300	306,801
Norwegian Cruise Line Holdings Ltd.*	13,940	886,863
		1,193,664
HOUSEWARES & SPECIALTIES—0.9%
Jarden Corp.*	11,980	536,704
INTERNET RETAIL—4.6%
Amazon.com, Inc.*	4,330	2,710,147
INTERNET SOFTWARE & SERVICES—13.9%
Alphabet, Inc., Cl. C*	6,641	4,720,489

THE ALGER INSTITUTIONAL FUNDS | ALGER CAPITAL APPRECIATION FOCUS FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
INTERNET SOFTWARE & SERVICES—(CONT.)
Facebook, Inc., Cl. A*	24,960	$2,545,171
Yahoo! Inc.*	25,400	904,748
		8,170,408
INVESTMENT BANKING & BROKERAGE—1.4%
Morgan Stanley	25,690	846,999
LIFE SCIENCES TOOLS & SERVICES—2.2%
Thermo FisherScientific,Inc.	9,750	1,275,105
MANAGED HEALTH CARE—2.5%
UnitedHealth Group, Inc.	12,250	1,442,805
MOVIES & ENTERTAINMENT—0.9%
Time Warner, Inc.	7,100	534,914
OIL & GAS EQUIPMENT & SERVICES—0.6%
Baker Hughes, Inc.	6,130	322,928
OIL & GAS EXPLORATION & PRODUCTION—1.1%
Anadarko Petroleum Corp.	9,949	665,389
OTHER DIVERSIFIED FINANCIAL SERVICES—2.1%
Bank of America Corp.	71,810	1,204,972
PHARMACEUTICALS—5.0%
Allergan PLC.*	4,290	1,323,336
Bristol-Myers Squibb Co.	14,360	947,042
Shire PLC.#	2,880	653,904
		2,924,282
REGIONAL BANKS—3.1%
Citizens Financial Group, Inc.	75,470	1,833,921
RESTAURANTS—3.3%
McDonald's Corp.	9,650	1,083,212
Yum! Brands, Inc.	11,980	849,502
		1,932,714
SECURITY & ALARM SERVICES—0.9%
Tyco International PLC.	13,890	506,152
SEMICONDUCTOR EQUIPMENT—0.2%
SunEdison, Inc.*	19,340	141,182
SEMICONDUCTORS—3.1%
Avago Technologies Ltd.	5,740	706,766
Broadcom Corp., Cl. A	9,330	479,562
NXP Semiconductors NV*	8,080	633,068
		1,819,396
SPECIALTY CHEMICALS—1.1%
PPG Industries, Inc.	6,220	648,497
SPECIALTY STORES—0.7%
Signet Jewelers Ltd.	2,530	381,878
SYSTEMS SOFTWARE—4.3%
Microsoft Corp.	45,050	2,371,432

THE ALGER INSTITUTIONAL FUNDS | ALGER CAPITAL APPRECIATION FOCUS FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
SYSTEMS SOFTWARE—(CONT.)
ServiceNow, Inc.*	2,180	$177,997
		2,549,429
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—4.6%
Apple, Inc.	22,491	2,687,675
TRADING COMPANIES & DISTRIBUTORS—2.6%
HD Supply Holdings, Inc.*	30,270	901,744
United Rentals, Inc.*	8,720	652,779
		1,554,523
TOTAL COMMON STOCKS
(Cost $49,211,092)		52,741,923
PREFERRED STOCKS—0.6%	SHARES	VALUE
BIOTECHNOLOGY—0.6%
Prosetta Biosciences, Inc.*,@,(a)	76,825	345,713
(Cost $345,713)		345,713
MASTER LIMITED PARTNERSHIP—2.6%	SHARES	VALUE
ASSET MANAGEMENT & CUSTODY BANKS—2.6%
The Blackstone Group LP.	45,400	1,500,924
(Cost $1,581,183)		1,500,924
REAL ESTATE INVESTMENT TRUST—4.3%	SHARES	VALUE
MORTGAGE—2.2%
Blackstone Mortgage Trust, Inc., Cl. A	46,110	1,268,947
SPECIALIZED—2.1%
Crown Castle International Corp.	14,780	1,263,099
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $2,562,197)		2,532,046
Total Investments
(Cost $53,700,185)(b)	97.4%	57,120,606
Other Assets in Excess of Liabilities	2.6%	1,552,173
NET ASSETS	100.0%	$58,672,779

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment
Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(b) At October 31, 2015, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $54,877,989, amounted to $2,242,617 which consisted of aggregate gross unrealized appreciation of
$4,562,828 and aggregate gross unrealized depreciation of $2,320,211.
* Non-income producing security.

THE ALGER INSTITUTIONAL FUNDS | ALGER CAPITAL APPRECIATION FOCUS FUND
Schedule of Investments October 31, 2015 (Continued)

@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2015
Prosetta Biosciences, Inc.	02/06/15	$345,713	0.80%	$345,713	0.59%
Total				$345,713	0.59%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2015

COMMON STOCKS—90.7%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc.*,@,(a)	8,930	$3,751
AEROSPACE & DEFENSE—1.9%
Hexcel Corp.	32,000	1,482,240
TransDigm Group, Inc.*	4,500	989,325
		2,471,565
AIRLINES—0.9%
United Continental Holdings, Inc.*	20,000	1,206,200
APPAREL ACCESSORIES & LUXURY GOODS—2.3%
Hanesbrands, Inc.	43,700	1,395,778
PVH Corp.	5,800	527,510
Under Armour, Inc., Cl. A*	11,900	1,131,452
		3,054,740
APPAREL RETAIL—0.6%
L Brands, Inc.	8,000	767,840
APPLICATION SOFTWARE—1.9%
ACI Worldwide, Inc.*	45,600	1,092,120
Aspen Technology, Inc.*	11,200	463,568
Autodesk, Inc.*	5,300	292,507
Synchronoss Technologies, Inc.*	19,363	681,190
		2,529,385
AUTO PARTS & EQUIPMENT—2.0%
Delphi Automotive PLC.	21,750	1,809,383
WABCO Holdings, Inc.*	7,500	841,725
		2,651,108
AUTOMOBILE MANUFACTURERS—0.1%
Tesla Motors, Inc.*	800	165,544
AUTOMOTIVE RETAIL—1.9%
Advance Auto Parts, Inc.	8,100	1,607,283
Carmax, Inc.*	15,500	914,655
		2,521,938
BIOTECHNOLOGY—4.9%
Anacor Pharmaceuticals, Inc.*	3,300	370,953
BioMarin Pharmaceutical, Inc.*	4,700	550,088
Bluebird Bio, Inc.*	3,600	277,668
Celldex Therapeutics, Inc.*	19,900	239,994
Incyte Corp.*	7,800	916,734
Intercept Pharmaceuticals, Inc.*	5,400	848,880
Juno Therapeutics, Inc.*	2,500	129,400
Portola Pharmaceuticals, Inc.*	19,800	942,678
Ultragenyx Pharmaceutical, Inc.*	6,100	606,035
United Therapeutics Corp.*	5,700	835,791
Vertex Pharmaceuticals, Inc.*	6,300	785,862
		6,504,083
BROADCASTING—0.5%
CBS Corp., Cl. B	14,800	688,496

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
BUILDING PRODUCTS—3.7%
Allegion PLC.	27,800	$1,811,726
AO Smith Corp.	12,400	952,568
Fortune Brands Home & Security, Inc.	24,200	1,266,386
Lennox International, Inc.	6,600	876,546
		4,907,226
CASINOS & GAMING—1.2%
Penn National Gaming, Inc.*	92,200	1,646,692
COMMUNICATIONS EQUIPMENT—3.1%
Arista Networks, Inc.*	9,200	593,492
ARRIS Group, Inc.*	45,100	1,274,526
F5 Networks, Inc.*	9,500	1,046,900
NetScout Systems, Inc.*	34,700	1,244,689
		4,159,607
CONSTRUCTION MATERIALS—0.6%
Vulcan Materials Co.	8,600	830,588
CONSUMER FINANCE—0.5%
LendingClub Corp.*	43,900	622,502
DATA PROCESSING & OUTSOURCED SERVICES—4.7%
Alliance Data Systems Corp.*	8,000	2,378,480
Fiserv, Inc.*	20,000	1,930,200
Sabre Corp.	15,900	466,188
Vantiv, Inc., CL. A*	28,000	1,404,200
		6,179,068
DRUG RETAIL—0.8%
Rite Aid Corp.*	130,000	1,024,400
ELECTRICAL COMPONENTS & EQUIPMENT—1.3%
Acuity Brands, Inc.	6,200	1,355,320
Hubbell, Inc., Cl. B	4,200	406,770
		1,762,090
ENVIRONMENTAL & FACILITIES SERVICES—0.4%
Stericycle, Inc.*	4,400	534,028
FOOD RETAIL—0.8%
The Kroger Co.	26,500	1,001,700
GENERAL MERCHANDISE STORES—2.1%
Burlington Stores, Inc.*	9,100	437,528
Dollar General Corp.	23,100	1,565,487
Dollar Tree, Inc.*	11,800	772,782
		2,775,797
HEALTH CARE EQUIPMENT—4.3%
ABIOMED, Inc.*	9,600	707,136
DexCom, Inc.*	21,600	1,799,712
Edwards Lifesciences Corp.*	7,100	1,115,765
Hologic, Inc.*	39,600	1,538,856
IDEXX Laboratories, Inc.*	7,300	500,926
		5,662,395

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
HEALTH CARE FACILITIES—2.4%
Acadia Healthcare Co., Inc.*	16,400	$1,007,124
Amsurg Corp.*	6,600	462,594
Universal Health Services, Inc., Cl. B	9,800	1,196,482
VCA Antech, Inc.*	8,300	454,591
		3,120,791
HEALTH CARE SERVICES—1.3%
Adeptus Health, Inc., Cl. A*	11,200	726,768
Diplomat Pharmacy, Inc.*	13,900	390,729
Team Health Holdings, Inc.*	11,300	674,271
		1,791,768
HOME FURNISHING RETAIL—0.8%
Williams-Sonoma, Inc.	15,000	1,106,250
HOMEBUILDING—0.7%
Toll Brothers, Inc.*	26,200	942,414
HOTELS RESORTS & CRUISE LINES—6.0%
Diamond Resorts International, Inc.*	71,700	2,039,148
Hilton Worldwide Holdings, Inc.	31,700	792,183
Norwegian Cruise Line Holdings Ltd.*	48,100	3,060,122
Royal Caribbean Cruises Ltd.	20,900	2,055,515
		7,946,968
HOUSEHOLD PRODUCTS—0.7%
Church & Dwight Co., Inc.	11,400	981,426
HOUSEWARES & SPECIALTIES—2.0%
Jarden Corp.*	34,450	1,543,360
Newell Rubbermaid, Inc.	26,200	1,111,666
		2,655,026
INDUSTRIAL GASES—0.3%
Air Products & Chemicals, Inc.	2,400	333,552
INDUSTRIAL MACHINERY—1.4%
Graco, Inc.	11,100	814,740
Ingersoll-Rand PLC.	13,700	811,862
NN, Inc.	14,000	193,200
		1,819,802
INTERNET SOFTWARE & SERVICES—3.8%
Cornerstone OnDemand, Inc.*	18,500	582,750
Criteo SA#*	16,400	624,184
Demandware, Inc.*	18,500	1,048,950
GrubHub, Inc.*	24,900	597,102
Hortonworks, Inc.*	9,100	177,086
LinkedIn Corp., Cl. A*	6,300	1,517,481
Palantir Technologies, Inc., Cl. A*,@	12,426	111,834
Twitter, Inc.*	12,600	358,596
		5,017,983
INVESTMENT BANKING & BROKERAGE—1.0%
TD Ameritrade Holding Corp.	38,000	1,309,860

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
MOVIES & ENTERTAINMENT—0.6%
Live Nation Entertainment, Inc.*	30,400	$829,312
OIL & GAS DRILLING—0.3%
Patterson-UTI Energy, Inc.	29,800	443,722
OIL & GAS EXPLORATION & PRODUCTION—0.4%
Carrizo Oil & Gas, Inc.*	5,800	218,254
Diamondback Energy, Inc.*	2,300	169,832
Whiting Petroleum Corp.*	10,300	177,469
		565,555
PACKAGED FOODS & MEATS—0.7%
TreeHouse Foods, Inc.*	10,500	899,220
PHARMACEUTICALS—0.9%
Jazz Pharmaceuticals PLC.*	2,900	398,112
Lannett Co., Inc.*	10,800	483,516
Pacira Pharmaceuticals, Inc.*	6,700	334,665
		1,216,293
RAILROADS—0.2%
Genesee & Wyoming, Inc., Cl. A*	3,800	254,980
REAL ESTATE SERVICES—0.7%
Jones Lang LaSalle, Inc.	5,900	983,589
REGIONAL BANKS—1.8%
Citizens Financial Group, Inc.	46,900	1,139,670
Signature Bank*	8,400	1,250,928
		2,390,598
RENEWABLE ELECTRICITY—0.6%
TerraForm Global, Inc., Cl. A*,@,(b)	33,544	230,346
TerraForm Power, Inc., Cl. A	32,900	600,425
		830,771
RESEARCH & CONSULTING SERVICES—2.1%
CoStar Group, Inc.*	4,300	873,201
Verisk Analytics, Inc., Cl. A*	26,500	1,897,665
		2,770,866
RESTAURANTS—0.4%
Panera Bread Co., Cl. A*	3,104	550,556
SECURITY & ALARM SERVICES—0.7%
Tyco International PLC.	24,900	907,356
SEMICONDUCTOR EQUIPMENT—1.1%
Lam Research Corp.	15,600	1,194,804
SunEdison, Inc.*	38,900	283,970
		1,478,774
SEMICONDUCTORS—4.6%
Avago Technologies Ltd.	20,900	2,573,417
Microsemi Corp.*	36,000	1,296,360
NXP Semiconductors NV*	15,800	1,237,930
Skyworks Solutions, Inc.	13,200	1,019,568
		6,127,275

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
SPECIALIZED CONSUMER SERVICES—0.9%
ServiceMaster Global Holdings, Inc.*	33,900	$1,208,535
SPECIALIZED FINANCE—2.1%
McGraw Hill Financial, Inc.	17,200	1,593,408
Moody's Corp.	11,800	1,134,688
		2,728,096
SPECIALTY CHEMICALS—2.3%
Axalta Coating Systems Ltd.*	34,000	939,420
PPG Industries, Inc.	11,300	1,178,138
The Sherwin-Williams Co.	3,700	987,271
		3,104,829
SPECIALTY STORES—3.4%
Signet Jewelers Ltd.	11,600	1,750,904
The Michaels Cos, Inc.*	23,800	556,444
Tractor Supply Co.	11,900	1,099,441
Ulta Salon, Cosmetics & Fragrance, Inc.*	6,000	1,043,760
		4,450,549
SYSTEMS SOFTWARE—2.3%
Fortinet, Inc.*	11,800	405,448
Proofpoint, Inc.*	3,500	246,540
ServiceNow, Inc.*	24,700	2,016,755
Tableau Software, Inc., Cl. A*	5,300	444,988
		3,113,731
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—0.4%
Western Digital Corp.	8,500	567,970
TRADING COMPANIES & DISTRIBUTORS—1.8%
HD Supply Holdings, Inc.*	54,100	1,611,639
United Rentals, Inc.*	10,500	786,030
		2,397,669
WIRELESS TELECOMMUNICATION SERVICES—1.5%
SBA Communications Corp., Cl. A*	16,500	1,963,830
TOTAL COMMON STOCKS
(Cost $114,561,122)		120,480,659
PREFERRED STOCKS—2.0%	SHARES	VALUE
ADVERTISING—0.0%
Choicestream, Inc., Cl. A*,@,(a)	77,008	32,343
Choicestream, Inc., Cl. B*,@,(a)	144,793	60,813
		93,156
BIOTECHNOLOGY—1.4%
Prosetta Biosciences, Inc.*,@,(a)	166,009	747,041
Tolero Pharmaceuticals, Inc.*,@,(a)	354,870	1,070,323
		1,817,364
INTERNET SOFTWARE & SERVICES—0.4%
Palantir Technologies, Inc., Cl. B*,@	50,675	456,075
Palantir Technologies, Inc., Cl. D*,@	6,602	59,418
		515,493

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2015 (Continued)

PREFERRED STOCKS—(CONT.)	SHARES	VALUE
PHARMACEUTICALS—0.2%
Intarcia Therapeutics, Inc.*,@	7,588	$285,916
TOTAL PREFERRED STOCKS
(Cost $2,589,818)		2,711,929
REAL ESTATE INVESTMENT TRUST—2.2%	SHARES	VALUE
HEALTH CARE—0.4%
Omega Healthcare Investors, Inc.	15,900	548,868
MORTGAGE—0.5%
Blackstone Mortgage Trust, Inc., Cl. A	22,200	610,944
SPECIALIZED—1.3%
Crown Castle International Corp.	20,100	1,717,746
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $3,107,361)		2,877,558
SPECIAL PURPOSE VEHICLE—0.2%	SHARES	VALUE
CONSUMER FINANCE—0.2%
JS Kred SPV I, LLC.@	240,362	240,362
(Cost $240,362)		240,362
Total Investments
(Cost $120,498,663)(c)	95.1%	126,310,508
Other Assets in Excess of Liabilities	4.9%	6,468,045
NET ASSETS	100.0%	$132,778,553

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment
Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(b) Pursuant to Securities and Exchange Commission Rule 144A deemed illiquid until eligible for sale on January 27,
2016.
(c) At October 31, 2015, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $120,563,892, amounted to $5,746,616 which consisted of aggregate gross unrealized appreciation of
$13,767,900 and aggregate gross unrealized depreciation of $8,021,284.
* Non-income producing security.

THE ALGER INSTITUTIONAL FUNDS | ALGER MID CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2015 (Continued)

@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2015
Choicestream, Inc.	03/14/14	$2,590	0.00%	$3,751	0.00%
Choicestream, Inc., Cl. A	12/17/13	61,582	0.03%	32,343	0.02%
Choicestream, Inc., Cl. B	07/10/14	86,876	0.05%	60,813	0.05%
Intarcia Therapeutics, Inc.	03/27/14	245,775	0.14%	285,916	0.21%
JS Kred SPV I, LLC.	06/26/15	240,362	0.15%	240,362	0.18%
Palantir Technologies, Inc., Cl. A	10/07/14	80,856	0.05%	111,834	0.09%
Palantir Technologies, Inc., Cl. B	10/07/14	334,629	0.22%	456,075	0.34%
Palantir Technologies, Inc., Cl. D	10/14/14	43,592	0.03%	59,418	0.05%
Prosetta Biosciences, Inc.	02/06/15	747,041	0.50%	747,041	0.56%
TerraForm Global, Inc., Cl. A	06/08/15	478,000	0.31%	230,346	0.18%
Tolero Pharmaceuticals, Inc.	08/01/14	705,514	0.45%	705,514	0.53%
Tolero Pharmaceuticals, Inc.	10/31/14	364,809	0.23%	364,809	0.28%
Total				$3,298,222	2.49%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2015

COMMON STOCKS—95.8%	SHARES	VALUE
AEROSPACE & DEFENSE—1.1%
Hexcel Corp.	89,700	$4,154,904
AIR FREIGHT & LOGISTICS—0.8%
Forward Air Corp.	62,650	2,841,804
APPAREL ACCESSORIES & LUXURY GOODS—1.0%
G-III Apparel Group Ltd.*	70,600	3,889,354
APPAREL RETAIL—0.6%
AmericanEagleOutfitters,Inc.	154,400	2,359,232
APPLICATION SOFTWARE—16.4%
ACI Worldwide, Inc.*	235,950	5,651,002
American Software, Inc., Cl. A	434,952	4,449,559
Blackbaud, Inc.	128,100	8,030,589
Ellie Mae, Inc.*	73,650	5,374,977
Fair Isaac Corp.	55,250	5,103,442
Guidewire Software, Inc.*	83,550	4,865,117
HubSpot, Inc.*	103,950	5,392,926
Manhattan Associates, Inc.*	91,550	6,669,418
Paycom Software, Inc.*	48,500	1,843,485
PROS Holdings, Inc.*	95,173	2,286,055
SolarWinds, Inc.*	97,200	5,640,516
Tyler Technologies, Inc.*	37,800	6,439,608
		61,746,694
ASSET MANAGEMENT & CUSTODY BANKS—0.2%
WisdomTree Investments, Inc.	35,002	673,088
AUTO PARTS & EQUIPMENT—1.6%
Gentherm, Inc.*	59,050	2,902,898
Tenneco, Inc.*	57,750	3,268,073
		6,170,971
AUTOMOTIVE RETAIL—0.9%
Lithia Motors, Inc., Cl. A	28,300	3,322,137
BIOTECHNOLOGY—8.4%
ACADIA Pharmaceuticals, Inc.*	52,300	1,821,086
Amicus Therapeutics, Inc.*	80,550	604,125
Anacor Pharmaceuticals, Inc.*	20,800	2,338,128
Celldex Therapeutics, Inc.*	106,650	1,286,199
Clovis Oncology, Inc.*	20,750	2,073,132
Dyax Corp.*	92,050	2,534,136
Halozyme Therapeutics, Inc.*	116,950	1,830,267
Heron Therapeutics, Inc.*	63,850	1,750,767
Incyte Corp.*	48,050	5,647,317
Juno Therapeutics, Inc.*	31,650	1,638,204
Neurocrine Biosciences, Inc.*	50,150	2,461,864
Novavax, Inc.*	144,600	976,050
Portola Pharmaceuticals, Inc.*	40,950	1,949,630
TESARO, Inc.*	46,700	2,123,449
Ultragenyx Pharmaceutical, Inc.*	24,500	2,434,075
		31,468,429

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
BUILDING PRODUCTS—1.0%
Masonite International Corp.*	63,150	$3,780,790
CASINOS & GAMING—1.0%
Penn National Gaming, Inc.*	212,200	3,789,892
COMMODITY CHEMICALS—0.8%
Calgon Carbon Corp.	164,400	2,827,680
COMMUNICATIONS EQUIPMENT—2.2%
ARRIS Group, Inc.*	76,099	2,150,558
NetScout Systems, Inc.*	166,850	5,984,909
		8,135,467
CONSUMER FINANCE—0.7%
PRA Group, Inc.*	49,800	2,729,040
DATA PROCESSING & OUTSOURCED SERVICES—2.5%
Euronet Worldwide, Inc.*	48,600	3,899,664
MAXIMUS, Inc.	63,050	4,300,010
WEX, Inc.*	12,285	1,104,544
		9,304,218
EDUCATION SERVICES—0.8%
Grand Canyon Education, Inc.*	71,350	2,965,306
ELECTRONIC COMPONENTS—1.4%
DTS, Inc.*	180,600	5,374,656
ELECTRONIC EQUIPMENT MANUFACTURERS—1.8%
Cognex Corp.	84,747	3,186,487
FEI Co.	48,950	3,533,701
		6,720,188
FOOD DISTRIBUTORS—0.8%
Performance Food Group Co.*	132,500	3,017,025
FOOD RETAIL—1.1%
Smart & Final Stores, Inc.*	274,500	4,046,130
GENERAL MERCHANDISE STORES—1.2%
Burlington Stores, Inc.*	93,950	4,517,116
HEALTH CARE EQUIPMENT—5.1%
Abaxis, Inc.	18,200	913,822
ABIOMED, Inc.*	43,600	3,211,576
Cantel Medical Corp.	113,200	6,710,496
LivaNova PLC.*	94,250	6,246,890
Steris Corp.*	26,050	1,952,447
		19,035,231
HEALTH CARE FACILITIES—2.4%
Amsurg Corp.*	31,200	2,186,808
Surgery Partners, Inc.*	118,450	1,992,329
VCA Antech, Inc.*	88,500	4,847,145
		9,026,282
HEALTH CARE SERVICES—1.8%
Adeptus Health, Inc., Cl. A*	39,450	2,559,910

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
HEALTH CARE SERVICES—(CONT.)
Diplomat Pharmacy, Inc.*	66,750	$1,876,342
Team Health Holdings, Inc.*	36,250	2,163,038
		6,599,290
HEALTH CARE SUPPLIES—3.4%
Neogen Corp.*	150,900	8,156,145
Quidel Corp.*	242,150	4,654,123
		12,810,268
HEALTH CARE TECHNOLOGY—1.8%
Medidata Solutions, Inc.*	90,950	3,910,850
Veeva Systems, Inc., Cl. A*	111,800	2,836,366
		6,747,216
HOMEFURNISHING RETAIL—0.8%
Restoration Hardware Holdings, Inc.*	30,900	3,185,481
HOTELS RESORTS & CRUISE LINES—0.6%
Diamond Resorts International, Inc.*	83,700	2,380,428
HUMAN RESOURCE & EMPLOYMENT SERVICES—2.1%
On Assignment, Inc.*	91,850	4,143,354
WageWorks, Inc.*	78,650	3,776,773
		7,920,127
INDUSTRIAL MACHINERY—1.5%
Proto Labs, Inc.*	87,900	5,699,436
INTERNET SOFTWARE & SERVICES—7.5%
comScore, Inc.*	37,300	1,595,694
Criteo SA#*	106,512	4,053,847
Cvent, Inc.*	131,600	4,159,876
Demandware, Inc.*	41,115	2,331,220
SPS Commerce, Inc.*	115,950	8,327,529
Stamps.com, Inc.*	61,900	4,680,259
Textura Corp.*	98,600	2,894,896
		28,043,321
INVESTMENT BANKING & BROKERAGE—0.5%
Evercore Partners, Inc., Cl. A	31,850	1,719,900
LEISURE FACILITIES—0.3%
Planet Fitness, Inc., Cl. A*	79,800	1,303,932
LIFE SCIENCES TOOLS & SERVICES—3.5%
Bio-Techne Corp.	75,150	6,628,230
Luminex Corp.*	158,450	2,883,790
PRA Health Sciences, Inc.*	102,000	3,574,080
		13,086,100
MANAGED HEALTH CARE—0.6%
Molina Healthcare, Inc.*	39,000	2,418,000
OIL & GAS EQUIPMENT & SERVICES—0.3%
RPC, Inc.	118,650	1,308,710
OIL & GAS EXPLORATION & PRODUCTION—1.1%
Parsley Energy, Inc., Cl. A*	119,150	2,112,530

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2015 (Continued)

COMMON STOCKS—(CONT.)	SHARES	VALUE
OIL & GAS EXPLORATION & PRODUCTION—(CONT.)
QEP Resources, Inc.	129,150	$1,996,659
		4,109,189
PACKAGED FOODS & MEATS—0.5%
TreeHouse Foods, Inc.*	22,650	1,939,746
PAPER PACKAGING—0.7%
Graphic Packaging Holding Co.	184,850	2,617,476
PHARMACEUTICALS—0.9%
Impax Laboratories, Inc.*	49,100	1,700,333
Lannett Co., Inc.*	36,650	1,640,821
		3,341,154
REGIONAL BANKS—2.5%
Bank of the Ozarks, Inc.	89,650	4,484,293
Boston Private Financial Holdings, Inc.	229,900	2,634,654
Investors Bancorp, Inc.	180,800	2,261,808
		9,380,755
RESTAURANTS—2.5%
Dave & Buster's Entertainment, Inc.*	68,700	2,650,446
Fiesta Restaurant Group, Inc.*	43,718	1,545,868
Papa John's International, Inc.	58,300	4,090,911
Shake Shack, Inc., Cl. A*	21,750	991,148
		9,278,373
SEMICONDUCTORS—2.8%
Cavium Networks, Inc.*	46,000	3,263,700
Microsemi Corp.*	110,550	3,980,906
Monolithic Power Systems, Inc.	52,050	3,248,961
		10,493,567
SPECIALTY CHEMICALS—1.6%
Balchem Corp.	88,030	6,012,449
SPECIALTY STORES—1.5%
Five Below, Inc.*	111,040	3,813,114
Party City Holdco, Inc.*	124,750	1,974,792
		5,787,906
SYSTEMS SOFTWARE—2.2%
Proofpoint, Inc.*	89,846	6,328,752
TubeMogul, Inc.*	159,850	1,910,208
		8,238,960
TRADING COMPANIES & DISTRIBUTORS—1.0%
Watsco, Inc.	29,800	3,666,294
TOTAL COMMON STOCKS
(Cost $331,233,732)		359,983,712
PREFERRED STOCKS—0.9%	SHARES	VALUE
BIOTECHNOLOGY—0.5%
Prosetta Biosciences, Inc.*,@,(a)	133,263	599,684
Tolero Pharmaceuticals, Inc.*,@,(a)	448,284	1,352,069
		1,951,753

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2015 (Continued)

PREFERRED STOCKS—(CONT.)	SHARES	VALUE
PHARMACEUTICALS—0.4%
Intarcia Therapeutics, Inc.*,@	41,238	$1,553,848
TOTAL PREFERRED STOCKS
(Cost $3,287,452)		3,505,601
RIGHTS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Neuralstem, Inc., 1/8/2019*	250,375	–
(Cost $0)		–
REAL ESTATE INVESTMENT TRUST—2.6%	SHARES	VALUE
HOTELS & RESORTS—0.7%
Pebblebrook Hotel Trust	70,347	2,404,460
SPECIALIZED—1.9%
CyrusOne, Inc.	88,150	3,109,932
Sovran Self Storage, Inc.	41,000	4,094,670
		7,204,602
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $8,748,671)		9,609,062
SPECIAL PURPOSE VEHICLE—0.2%	SHARES	VALUE
CONSUMER FINANCE—0.2%
JS Kred SPV I, LLC.@	775,134	775,134
(Cost $775,134)		775,134
Total Investments
(Cost $344,044,989)(b)	99.5%	373,873,509
Other Assets in Excess of Liabilities	0.5%	1,892,433
NET ASSETS	100.0%	$375,765,942

THE ALGER INSTITUTIONAL FUNDS | ALGER SMALL CAP GROWTH INSTITUTIONAL FUND
Schedule of Investments October 31, 2015 (Continued)

# American Depositary Receipts.
(a) Deemed an affiliate of the Alger fund complex during the year for purposes of Section 2(a)(3) of the Investment
Company Act of 1940. See Affiliated Securities in Notes to Financial Statements.
(b) At October 31, 2015, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $349,914,411, amounted to $23,959,098 which consisted of aggregate gross unrealized appreciation of
$47,312,045 and aggregate gross unrealized depreciation of $23,352,947.
* Non-income producing security.
@ Restricted security - Investment in security not registered under the Securities Act of 1933. The investment is deemed to not be liquid and may be sold only to qualified buyers.

			% of net assets		% of net assets
	Acquisition		(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2015
Intarcia Therapeutics, Inc.	03/27/14	$1,335,699	0.15%	$1,553,848	0.41%
JS Kred SPV I, LLC.	06/26/15	775,134	0.15%	775,134	0.21%
Prosetta Biosciences, Inc.	02/06/15	599,684	0.10%	599,684	0.16%
Tolero Pharmaceuticals, Inc.	10/31/14	1,352,069	0.20%	1,352,069	0.36%
Total				$4,280,735	1.14%

Industry classifications are unaudited.
See Notes to Financial Statements.

THE ALGER INSTITUTIONAL FUNDS
Statement of Assets and Liabilities October 31, 2015

	Alger Capital	Alger Capital
	Appreciation	Appreciation Focus
	Institutional Fund	Fund

ASSETS:
Investmentsinsecurities,atvalue(Identifiedcostbelow)*
see accompanying schedules of investments	$3,653,060,566	$56,774,893
Investmentsinaffiliatedsecurities,atvalue(Identifiedcost
below)** see accompanying schedules of investments	1,554,055	345,713
Cash and cash equivalents	150,391,781	2,286,899
Receivable for investment securities sold	187,245,059	1,650,494
Receivableforsharesofbeneficialinterestsold	14,247,765	371,412
Dividends and interest receivable	1,902,834	36,593
Receivable from Investment Manager	—	14,617
Prepaid expenses	81,734	48,532
Total Assets	4,008,483,794	61,529,153

LIABILITIES:
Payable for investment securities purchased	143,264,665	2,375,662
Payableforsharesofbeneficialinterestredeemed	9,760,658	373,850
Accrued investment advisory fees	2,311,163	33,850
Accrued transfer agent fees	1,002,303	15,906
Accrued distribution fees	264,920	10,166
Accrued administrative fees	86,282	1,311
Accrued shareholder servicing fees	784,378	4,823
Accrued shareholder administrative fees	31,375	642
Accrued other expenses	248,351	40,164
Total Liabilities	157,754,095	2,856,374
NET ASSETS	$3,850,729,699	$58,672,779

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	3,170,722,986	55,846,394
Undistributed net investment income (accumulated loss)	(9,105,013)	(164,935)
Undistributed net realized gain (accumulated realized loss)	216,194,163	(429,100)
Net unrealized appreciation on investments	472,917,563	3,420,420
NET ASSETS	$3,850,729,699	$58,672,779
*Identifiedcost	$3,179,300,979	$53,354,472
**Identifiedcost	$2,396,079	$345,713
SeeNotestoFinancialStatements.

THE ALGER INSTITUTIONAL FUNDS
Statement of Assets and Liabilities October 31, 2015 (Continued)

	Alger Capital	Alger Capital
	Appreciation	Appreciation Focus
Institutional Fund		Fund

NET ASSETS BY CLASS:
Class A	$—	$23,961,068
Class C	$—	$6,541,956
Class I	$3,194,261,213	$24,486,906
Class R	$656,468,486	$—
Class Z	$—	$3,682,849

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	—	992,985
Class C	—	276,915
Class I	112,143,033	1,010,533
Class R	25,064,545	—
Class Z	—	150,880

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$—	$24.13
Class A — Offering Price Per Share
(includes a 5.25% sales charge)	$—	$25.47
Class C — Net Asset Value Per Share Class C	$—	$23.62
Class I — Net Asset Value Per Share Class I	$28.48	$24.23
Class R — Net Asset Value Per Share Class R	$26.19	$—
Class Z — Net Asset Value Per Share Class Z	$—	$24.41
SeeNotestoFinancialStatements.

THE ALGER INSTITUTIONAL FUNDS
Statement of Assets and Liabilities October 31, 2015 (Continued)

		Alger Small Cap
	Alger Mid Cap Growth	Growth Institutional
	Institutional Fund	Fund

ASSETS:
Investmentsinsecurities,atvalue(Identifiedcostbelow)*
see accompanying schedules of investments	$124,396,237	$371,921,756
Investmentsinaffiliatedsecurities,atvalue(Identifiedcost
below)** see accompanying schedules of investments	1,914,271	1,951,753
Cash and cash equivalents	7,682,725	6,706,159
Receivable for investment securities sold	3,865,499	1,959,132
Receivableforsharesofbeneficialinterestsold	73,531	302,505
Dividends and interest receivable	36,261	14,007
Prepaid expenses	15,321	22,258
Total Assets	137,983,845	382,877,570

LIABILITIES:
Payable for investment securities purchased	4,033,510	5,282,090
Payableforsharesofbeneficialinterestredeemed	929,056	1,122,237
Accrued investment advisory fees	84,805	259,781
Accrued transfer agent fees	55,987	228,192
Accrued distribution fees	7,575	7,938
Accrued administrative fees	3,069	8,820
Accrued shareholder servicing fees	27,896	80,179
Accrued shareholder administrative fees	1,116	3,207
Accrued other expenses	62,278	119,184
Total Liabilities	5,205,292	7,111,628
NET ASSETS	$132,778,553	$375,765,942

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	408,236,256	237,118,372
Undistributed net investment income (accumulated loss)	(1,080,394)	(3,790,706)
Undistributed net realized gain (accumulated realized loss)	(280,189,155)	112,609,757
Net unrealized appreciation on investments	5,811,846	29,828,519
NET ASSETS	$132,778,553	$375,765,942
*Identifiedcost	$118,530,251	$342,093,236
**Identifiedcost	$1,968,412	$1,951,753
SeeNotestoFinancialStatements.

THE ALGER INSTITUTIONAL FUNDS
Statement of Assets and Liabilities October 31, 2015 (Continued)

		Alger Small Cap
	Alger Mid Cap Growth	Growth Institutional
	Institutional Fund	Fund

NET ASSETS BY CLASS:
Class I	$114,983,689	$357,188,684
Class R	$17,794,864	$18,577,258

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I	5,101,070	15,461,586
Class R	848,881	887,838

NET ASSET VALUE PER SHARE:
Class I — Net Asset Value Per Share Class I	$22.54	$23.10
Class R — Net Asset Value Per Share Class R	$20.96	$20.92
SeeNotestoFinancialStatements.

THE ALGER INSTITUTIONAL FUNDS
Statement of Operations For the year ended October 31, 2015

	Alger Capital	Alger Capital
	Appreciation	Appreciation Focus
	Institutional Fund	Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$39,078,734	$565,581
Interest	36,257	1,202
Total Income	39,114,991	566,783

EXPENSES:
Advisory fees — Note 3(a)	27,427,091	335,277
Distribution fees — Note 3(c)
Class A	—	56,305
Class C	—	42,076
Class R	3,018,360	—
Shareholder servicing fees — Note 3 (k)	9,318,994	45,277
Shareholder administrative fees — Note 3(f)	372,760	6,459
Administration fees — Note 3(b)	1,025,090	12,986
Custodian fees	261,721	50,210
Interest expenses	—	15
Transfer agent fees and expenses — Note 3(f)	1,991,247	35,949
Printing fees	228,408	8,450
Professional fees	128,385	32,316
Registration fees	153,105	88,914
Trustee fees — Note 3(g)	122,508	5,523
Fund accounting fees	499,460	10,326
Miscellaneous	229,740	5,242
Total Expenses	44,776,869	735,325
Less, expense reimbursements/waivers — Note 3(a)	—	(126,505)
Net Expenses	44,776,869	608,820
NET INVESTMENT LOSS	(5,661,878)	(42,037)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	245,579,530	2,309,907
Net realized gain on redemption-in-kind	47,725,674	—
Net realized (loss) on foreign currency transactions	(65,501)	—
Net change in unrealized appreciation on investments,
options and foreign currency	25,070,288	1,268,548
Net realized and unrealized gain on investments, options, and
foreign currency	318,309,991	3,578,455
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$312,648,113	$3,536,418
* Foreign withholding taxes	$65,225	$15
SeeNotestoFinancialStatements.

THE ALGER INSTITUTIONAL FUNDS
Statement of Operations For the year ended October 31, 2015 (Continued)

		Alger Small Cap
	Alger Mid Cap Growth	Growth Institutional
	Institutional Fund	Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$987,183	$2,384,852
Interest	1,027	1,548
Total Income	988,210	2,386,400

EXPENSES:
Advisory fees — Note 3(a)	1,144,128	4,363,961
Distribution fees — Note 3(c)
Class R	101,515	123,757
Shareholder servicing fees — Note 3(k)	376,359	1,346,901
Shareholder administrative fees — Note 3(f)	15,054	53,876
Administration fees — Note 3(b)	41,399	148,159
Custodian fees	43,648	80,200
Interest expenses	304	15,386
Transfer agent fees and expenses — Note 3(f)	87,931	351,875
Printing fees	14,250	55,915
Professional fees	48,850	57,459
Registration fees	4,439	94,894
Trustee fees — Note 3(g)	8,473	19,182
Fund accounting fees	17,682	70,314
Miscellaneous	14,536	51,132
Total Expenses	1,918,568	6,833,011
NET INVESTMENT LOSS	(930,358)	(4,446,611)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain on investments and purchased options	6,259,008	116,168,863
Net realized gain (loss) on foreign currency transactions	(2,897)	—
Net realized (loss) on options written	(85,147)	—
Net change in unrealized (depreciation) on investments,
options and foreign currency	(2,097,299)	(95,572,078)
Net change in unrealized (depreciation) on written options	(48,165)	—
Net realized and unrealized gain on investments, options, and
foreign currency	4,025,500	20,596,785
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS	$3,095,142	$16,150,174
* Foreign withholding taxes	$581	$—
SeeNotestoFinancialStatements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Changes in Net Assets

Alger Capital Appreciation Institutional Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2015	October 31, 2014

Net investment loss	$(5,661,878)	$(4,324,715)
Net realized gain on investments, options and foreign currency	293,239,703	378,982,949
Net change in unrealized appreciation on investments, options
and foreign currency	25,070,288	56,693,910
Net increase in net assets resulting from operations	312,648,113	431,352,144

Dividends and distributions to shareholders from:
Net investment income:
Class I	—	(596,123)
Net realized gains:
Class I	(321,833,735)	(238,827,929)
Class R	(64,146,416)	(56,924,364)
Total dividends and distributions to shareholders	(385,980,151)	(296,348,416)

Increase(decrease)fromsharesofbeneficialinteresttransactions:
Class I	693,918,464	481,567,857
Class R	144,649,699	68,067,671
Netincreasefromsharesofbeneficialinteresttransactions —
Note 6(a)	838,568,163	549,635,528
Total increase	765,236,125	684,639,256

Net Assets:
Beginning of period	3,085,493,574	2,400,854,318
END OF PERIOD	$3,850,729,699	$3,085,493,574
Undistributed net investment income (accumulated loss)	$(9,105,013)	$575,998
SeeNotestoFinancialStatements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Changes in Net Assets (Continued)

	Alger Capital Appreciation Focus Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2015	October 31, 2014

Net investment loss	$(42,037)	$(36,669)
Net realized gain on investments, options and foreign currency	2,309,907	3,227,165
Net change in unrealized appreciation (depreciation) on
investments, options and foreign currency	1,268,548	(90,443)
Net increase in net assets resulting from operations	3,536,418	3,100,053

Increase(decrease)fromsharesofbeneficialinteresttransactions:
Class A	16,877,719	915,255
Class C	3,632,471	385,874
Class I	10,433,186	2,291,590
Class R	—	(2,761,004)
Class Z	2,241,175	1,078,955
Netincreasefromsharesofbeneficialinteresttransactions —
Note 6(a)	33,184,551	1,910,670

Redemption Fees:
Class A	180	48
Total Redemption Fees — Note 6(b)	180	48
Total increase	36,721,149	5,010,771

Net Assets:
Beginning of period	21,951,630	16,940,859
END OF PERIOD	$58,672,779	$21,951,630
Undistributed net investment income (accumulated loss)	$(164,935)	$(46,575)
SeeNotestoFinancialStatements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Changes in Net Assets (Continued)

	Alger Mid Cap Growth Institutional Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2015	October 31, 2014

Net investment loss	$(930,358)	$(637,854)
Net realized gain on investments, options and foreign currency	6,256,111	31,779,503
Net realized gain (loss) on written options	(85,147)	5,050,424
Net change in unrealized depreciation on investments, options
and foreign currency	(2,097,299)	(13,717,004)
Net change in unrealized appreciation (depreciation) on written
options	(48,165)	55,602
Net increase in net assets resulting from operations	3,095,142	22,530,671

Increase(decrease)fromsharesofbeneficialinteresttransactions:
Class I	(20,175,331)	(44,620,979)
Class R	(4,520,619)	(4,520,341)
Netdecreasefromsharesofbeneficialinteresttransactions
— Note 6(a)	(24,695,950)	(49,141,320)
Total decrease	(21,600,808)	(26,610,649)

Net Assets:
Beginning of period	154,379,361	180,990,010
END OF PERIOD	$132,778,553	$154,379,361
Undistributed net investment income (accumulated loss)	$(1,080,394)	$(912,131)
SeeNotestoFinancialStatements.

THE ALGER INSTITUTIONAL FUNDS
Statements of Changes in Net Assets (Continued)

	Alger Small Cap Growth Institutional Fund
	For the	For the
	Year Ended	Year Ended
	October 31, 2015	October 31, 2014

Net investment loss	$(4,446,611)	$(6,185,122)
Net realized gain on investments, options and foreign currency	116,168,863	121,181,367
Net change in unrealized depreciation on investments, options
and foreign currency	(95,572,078)	(105,676,663)
Net increase in net assets resulting from operations	16,150,174	9,319,582

Dividends and distributions to shareholders from:
Net realized gains:
Class I	(115,227,005)	(156,034,057)
Class R	(5,978,217)	(7,135,001)
Total dividends and distributions to shareholders	(121,205,222)	(163,169,058)

Increase(decrease)fromsharesofbeneficialinteresttransactions:
Class I	(202,968,640)	(129,906,734)
Class R	(6,964,356)	(3,065,410)
Netdecreasefromsharesofbeneficialinteresttransactions
— Note 6(a)	(209,932,996)	(132,972,144)
Total decrease	(314,988,044)	(286,821,620)

Net Assets:
Beginning of period	690,753,986	977,575,606
END OF PERIOD	$375,765,942	$690,753,986
Undistributed net investment income (accumulated loss)	$(3,790,706)	$(6,318,821)
SeeNotestoFinancialStatements.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation
Institutional Fund				Class I
	Year ended		Year ended	Year ended	Year ended	Year ended
	10/31/2015		10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$29.34		$28.21	$22.85	$20.88	$19.28
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(i)	(0.02)		(0.02)	0.16	0.09	(0.01)
Net realized and unrealized gain on
investments	2.46		4.57	6.21	2.64	1.61
Total from investment operations	2.44		4.55	6.37	2.73	1.60
Dividends from net investment income	–		(0.01)	(0.17)	–	–
Distributions from net realized gains	(3.30)		(3.41)	(0.84)	(0.76)	–
Net asset value, end of period	$28.48		$29.34	$28.21	$22.85	$20.88
Total return	8.96%		17.63%	29.02%	13.70%	8.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$3,194,261		$2,555,737	$1,958,405	$1,470,078	$1,041,609
Ratio of gross expenses to average
net assets	1.12%		1.16%	1.19%	1.19%	1.17%
Ratio of expense reimbursements to
average net assets	–		–	–	–	–
Ratio of net expenses to average net
assets	1.12%		1.16%	1.19%	1.19%	1.17%
Ratio of net investment income (loss) to
average net assets	(0.07)%		(0.07)%	0.65%	0.41%	(0.04)%

Portfolio turnover rate	136.03	%(ii)	136.20%(iii)	124.43%	137.16%	153.30%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Amount excludes redemption in kind transaction of $294,638,130. Please see note 6 to the financial statements.
(iii) Amount excludes redemption in kind transaction of $71,436,408. Please see note 6 to the financial statements.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation
Institutional Fund				Class R
	Year ended		Year ended	Year ended	Year ended	Year ended
	10/31/2015		10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$27.35		$26.63	$21.76	$20.01	$18.57
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(i)	(0.15)		(0.14)	0.04	(0.02)	(0.11)
Net realized and unrealized gain on
investments	2.29		4.27	5.87	2.53	1.55
Total from investment operations	2.14		4.13	5.91	2.51	1.44
Dividends from net investment income	–		–	(0.20)	–	–
Distributions from net realized gains	(3.30)		(3.41)	(0.84)	(0.76)	–
Net asset value, end of period	$26.19		$27.35	$26.63	$21.76	$20.01
Total return	8.46%		17.04%	28.35%	13.20%	7.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$656,469		$529,757	$442,449	$347,634	$227,260
Ratio of gross expenses to average
net assets	1.61%		1.64%	1.69%	1.69%	1.68%
Ratio of expense reimbursements to
average net assets	–		–	–	–	–
Ratio of net expenses to average net
assets	1.61%		1.64%	1.69%	1.69%	1.68%
Ratio of net investment income (loss) to
average net assets	(0.57)%		(0.55)%	0.17%	(0.09)%	(0.56)%

Portfolio turnover rate	136.03	%(ii)	136.20%(iii)	124.43%	137.16%	153.30%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Amount excludes redemption in kind transaction of $294,638,130. Please see note 6 to the financial statements.
(iii) Amount excludes redemption in kind transaction of $71,436,408. Please see note 6 to the financial statements.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Focus
Fund		Class A
			From 12/31/2012
	Year ended	Year ended	(commencement of operations)
	10/31/2015	10/31/2014	to 10/31/2013 (i)
Net asset value, beginning of period	$22.01	$18.69	$14.70
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.02)	(0.04)	(0.01)
Net realized and unrealized gain on
investments	2.14	3.36	4.00
Total from investment operations	2.12	3.32	3.99
Net asset value, end of period	$24.13	$22.01	$18.69
Total return(iii)	9.63%	17.76%	27.14%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$23,961	$5,158	$3,496
Ratio of gross expenses to average
net assets	1.48%	2.38%	2.49%
Ratio of expense reimbursements to
average net assets	(0.18)%	(1.08)%	(1.19)%
Ratio of net expenses to average net
assets	1.30%	1.30%	1.30%
Ratio of net investment income (loss) to
average net assets	(0.08)%	(0.19)%	(0.09)%
Portfolio turnover rate	182.58%	153.69%	166.61%
SeeNotestoFinancialStatements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Focus
Fund		Class C
			From 12/31/2012
	Year ended	Year ended	(commencement of operations)
10/31/2015		10/31/2014	to 10/31/2013 (i)
Net asset value, beginning of period	$21.71	$18.58	$14.70
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(ii)	(0.20)	(0.19)	(0.11)
Net realized and unrealized gain on
investments	2.11	3.32	3.99
Total from investment operations	1.91	3.13	3.88
Net asset value, end of period	$23.62	$21.71	$18.58
Total return(iii)	8.80%	16.85%	26.39%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$6,542	$2,635	$1,913
Ratio of gross expenses to average
net assets	2.25%	3.14%	3.27%
Ratio of expense reimbursements to
average net assets	(0.20)%	(1.09)%	(1.22)%
Ratio of net expenses to average net
assets	2.05%	2.05%	2.05%
Ratio of net investment income (loss) to
average net assets	(0.85)%	(0.94)%	(0.83)%
Portfolio turnover rate	182.58%	153.69%	166.61%
SeeNotestoFinancialStatements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Focus
Fund			Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$22.07	$18.72	$14.53	$13.75	$13.03
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income (loss)(i)	0.01	(0.01)	0.15	(0.03)	(0.04)
Net realized and unrealized gain on
investments	2.15	3.36	4.04	0.81	0.86
Total from investment operations	2.16	3.35	4.19	0.78	0.82
Dividends from net investment income	–	–	–	–	(0.10)
Net asset value, end of period	$24.23	$22.07	$18.72	$14.53	$13.75
Total return(ii)	9.79%	17.90%	28.84%	5.70%	6.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$24,487	$12,897	$8,684	$15,101	$16,294
Ratio of gross expenses to average
net assets	1.49%	2.36%	2.32%	1.83%	1.69%
Ratio of expense reimbursements to
average net assets	(0.34)%	(1.21)%	(0.94)%	–	–
Ratio of net expenses to average net
assets	1.15%	1.15%	1.38%	1.83%	1.69%
Ratio of net investment income (loss) to
average net assets	0.03%	(0.04)%	0.95%	(0.22)%	(0.27)%
Portfolio turnover rate	182.58%	153.69%	166.61%	153.72%	57.74%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Focus
Fund		Class Z
			From 12/31/2012
	Year ended	Year ended	(commencement of operations)
10/31/2015		10/31/2014	to 10/31/2013 (i)
Net asset value, beginning of period	$22.17	$18.75	$14.70
INCOME FROM INVESTMENT
OPERATIONS:
Net investment income(ii)	0.07	0.05	0.04
Net realized and unrealized gain on
investments	2.17	3.37	4.01
Total from investment operations	2.24	3.42	4.05
Net asset value, end of period	$24.41	$22.17	$18.75
Total return(iii)	10.10%	18.24%	27.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$3,683	$1,262	$128
Ratio of gross expenses to average
net assets	1.50%	4.78%	10.11%
Ratio of expense reimbursements to
average net assets	(0.61)%	(3.89)%	(9.22)%
Ratio of net expenses to average net
assets	0.89%	0.89%	0.89%
Ratio of net investment income (loss) to
average net assets	0.30%	0.23%	0.32%
Portfolio turnover rate	182.58%	153.69%	166.61%
SeeNotestoFinancialStatements.

(i) Ratios have been annualized; total return has not been annualized; portfolio turnover is for the twelve months then ended.
(ii) Amount was computed based on average shares outstanding during the period.
(iii) Does not reflect the effect of sales charges, if applicable.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Institutional
Fund			Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$22.18	$19.43	$14.59	$13.50	$13.11
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.13)	(0.07)	(0.03)	–	(0.10)
Net realized and unrealized gain on
investments	0.49	2.82	4.91	1.09	0.52
Total from investment operations	0.36	2.75	4.88	1.09	0.42
Dividends from net investment income	–	–	(0.04)	–	(0.03)
Net asset value, end of period	$22.54	$22.18	$19.43	$14.59	$13.50
Total return	1.62%	14.15%	33.41%	8.10%	3.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$114,984	$132,426	$157,391	$182,087	$317,893
Ratio of gross expenses to average
net assets	1.20%	1.30%	1.29%	1.23%	1.18%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	1.20%	1.30%	1.29%	1.23%	1.18%
Ratio of net investment income (loss) to
average net assets	(0.55)%	(0.32)%	(0.19)%	0.02%	(0.69)%
Portfolio turnover rate	120.97%	192.15%	153.89%	232.99%	233.50%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Institutional
Fund			Class R
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$20.74	$18.26	$13.81	$12.85	$12.51
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.23)	(0.16)	(0.11)	(0.07)	(0.17)
Net realized and unrealized gain on
investments	0.45	2.64	4.63	1.03	0.51
Total from investment operations	0.22	2.48	4.52	0.96	0.34
Dividends from net investment income	–	–	(0.07)	–	–
Net asset value, end of period	$20.96	$20.74	$18.26	$13.81	$12.85
Total return	1.11%	13.58%	32.83%	7.50%	2.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$17,795	$21,953	$23,599	$26,661	$34,795
Ratio of gross expenses to average
net assets	1.74%	1.80%	1.79%	1.76%	1.74%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	1.74%	1.80%	1.79%	1.76%	1.74%
Ratio of net investment income (loss) to
average net assets	(1.08)%	(0.82)%	(0.69)%	(0.50)%	(1.24)%
Portfolio turnover rate	120.97%	192.15%	153.89%	232.99%	233.50%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth
Institutional Fund			Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$28.14	$33.48	$28.16	$26.99	$25.28
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.20)	(0.20)	(0.11)	(0.15)	(0.26)
Net realized and unrealized gain on
investments	0.42	0.60	8.66	2.45	1.97
Total from investment operations	0.22	0.40	8.55	2.30	1.71
Distributions from net realized gains	(5.26)	(5.74)	(3.23)	(1.13)	–
Net asset value, end of period	$23.10	$28.14	$33.48	$28.16	$26.99
Total return	0.53%	1.21%	33.71%	8.93%	6.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$357,189	$659,692	$936,554	$929,237	$1,119,966
Ratio of gross expenses to average
net assets	1.25%	1.24%	1.25%	1.23%	1.18%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	1.25%	1.24%	1.25%	1.23%	1.18%
Ratio of net investment income (loss) to
average net assets	(0.80)%	(0.70)%	(0.38)%	(0.54)%	(0.94)%
Portfolio turnover rate	125.72%	84.10%	77.38%	72.43%	70.57%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth
Institutional Fund			Class R
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2015	10/31/2014	10/31/2013	10/31/2012	10/31/2011
Net asset value, beginning of period	$26.08	$31.58	$26.85	$25.91	$24.39
INCOME FROM INVESTMENT
OPERATIONS:
Net investment loss(i)	(0.29)	(0.32)	(0.23)	(0.28)	(0.40)
Net realized and unrealized gain on
investments	0.39	0.56	8.19	2.35	1.92
Total from investment operations	0.10	0.24	7.96	2.07	1.52
Distributions from net realized gains	(5.26)	(5.74)	(3.23)	(1.13)	–
Net asset value, end of period	$20.92	$26.08	$31.58	$26.85	$25.91
Total return	0.02%	0.74%	33.05%	8.40%	6.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's
omitted)	$18,577	$31,062	$41,022	$47,507	$62,211
Ratio of gross expenses to average
net assets	1.74%	1.72%	1.73%	1.73%	1.71%
Ratio of expense reimbursements to
average net assets	–	–	–	–	–
Ratio of net expenses to average net
assets	1.74%	1.72%	1.73%	1.73%	1.71%
Ratio of net investment income (loss) to
average net assets	(1.30)%	(1.18)%	(0.83)%	(1.05)%	(1.47)%
Portfolio turnover rate	125.72%	84.10%	77.38%	72.43%	70.57%
SeeNotestoFinancialStatements.

(i) Amount was computed based on average shares outstanding during the period.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:
The Alger Institutional Funds (the “Trust”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of
Massachusetts. The Trust qualifies as an investment company as defined in the Financial
Accounting Standards Board Accounting Standards Codification 946-Financial Services
– Investment Companies. The Trust operates as a series company and currently offers an unlimited number of shares of beneficial interest in four funds — Alger Capital
Appreciation Institutional Fund, Alger Capital Appreciation Focus Fund, Alger Mid Cap
Growth Institutional Fund and Alger Small Cap Growth Institutional Fund (collectively, the “Funds” or individually, each a “Fund”). The Funds normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation.

Each Fund offers one or more of the following share classes: Class A, C, I, R and Z. Class
A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class I, R and Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings except that each share class bears the cost of its transfer agency and sub-transfer agency services, and each of Classes A, C and R bears the cost of its plan of distribution.

NOTE 2 — Significant Accounting Policies:
(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Trust’s Board of
Trustees (“Board”). Investments are valued on each day the New York Stock Exchange (the
“NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard Time).
Equity securities and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.
Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the foreign closing prices to reflect what the investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the
Funds are open.

Financial Accounting Standards Board Accounting Standards Codification 820 – Fair Value
Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 – quoted prices in active markets for identical investments
• Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
• Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)
The Funds’ valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.
Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.
Inputs for Level 3 include revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

financial statements and from industry studies, market data, and market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Board and comprised of representatives of the Trust’s investment advisor. The
Committee reports its fair valuation determinations to the Board which is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee formally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’
pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.
(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.
(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S.
dollars. Foreign currencies, investments and other assets and liabilities are translated into
U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.
The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying
Statement of Operations.

(e) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
The Funds may also purchase put and call options. Each Fund pays a premium which is included in the Fund’s accompanying Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of a Fund’s total assets, as defined in its prospectuses. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S.
loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Funds may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Funds are required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned.
Cash collateral may be invested as determined by the Funds. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of October 31,
2015.
(g) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Funds on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are declared and paid annually after the end of the fiscal year in which earned.
Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of a Fund’s distributions may be shown in the accompanying financial statements as either from, or in

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(h) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the
Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.
Financial Accounting Standards Board Accounting Standards Codification 740 – Income
Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Funds file income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the Funds’ tax returns remains open for the tax years 2012-2015.
Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.
(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such adjustments are of normal recurring nature.
NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:
(a) Investment Advisory Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, Inc. (“Alger
Management” or the “Manager”), are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended
October 31, 2015, is set forth below under the heading “Actual Rate.”

	Tier 1	Tier 2	Tier 3	Actual Rate
Alger Capital Appreciation Institutional Fund(a)	0.810%	0.650%	0.600%	0.736%
Alger Capital Appreciation Focus Fund(b)	0.710	0.600	—	0.710
Alger Mid Cap Growth Institutional Fund(b)	0.760	0.700	—	0.760

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	Tier 1	Tier 2	Tier 3	Actual Rate
Alger Small Cap Growth Institutional Fund(b)	0.810	0.750	—	0.810

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 to $4 billion, and Tier 3 rate is paid on assets in excess of $4 billion.
(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.
Alger Management has established expense caps for the Alger Capital Appreciation Focus
Fund Class A, Class C, Class I and Class Z shares, effective through February 28, 2016, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, dividend expenses and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

					FEES WAIVED /
					REIMBURSED FOR
		CLASS			THE YEAR ENDED
	A	C	I	Z	OCTOBER 31, 2015
Alger Capital Appreciation Focus Fund	1.30%	2.05%	1.15%	0.89%	$126,505

Fred Alger Management, Inc. may recoup reimbursed expenses during the one-year term of the expense reimbursement contract if the expense ratio falls below the stated limitation.

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s
Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.
(c) Distribution Fees:
Class A Shares: The Trust has adopted a Distribution Plan pursuant to which Class A shares of Alger Capital Appreciation Focus Fund pay Fred Alger & Company, Incorporated, the
Fund’s distributor (the “Distributor” or “Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the Fund to compensate Alger Inc. for its activities and expenses incurred in distributing and servicing the Class A shares. The fees paid may be more or less than the expenses incurred by Alger Inc.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of Alger Capital Appreciation Focus Fund pay Alger Inc. a fee at the annual rate of 1% of the average daily net assets of the Class C shares of the Fund to compensate Alger Inc. for its activities and expenses incurred in distributing and servicing the Class C shares. The fees paid may be more or less than the expenses incurred by Alger Inc.

Class R Shares: The Trust has adopted a Distribution Plan pursuant to which Class R shares of each Fund issuing such shares pay Alger Inc. a fee at the annual rate of 0.50%
of the respective average daily net assets of the Class R shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing and servicing the Class R shares. The fees paid may be more or less than the expenses incurred by the
Distributor.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

(d) Sales Charges: Purchases and sales of shares of the Alger Capital Appreciation Focus
Fund may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the year ended October 31, 2015, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger Inc., were as follows:

		CONTINGENT
	INITIAL SALES	DEFERRED SALES
	CHARGES	CHARGES
Alger Capital Appreciation Focus Fund	$–	$884

(e) Brokerage Commissions: During the year ended October 31, 2015, the Alger Capital
Appreciation Institutional Fund, Alger Capital Appreciation Focus Fund, Alger Mid Cap
Growth Institutional Fund and Alger Small Cap Growth Institutional Fund paid Alger Inc.
commissions of $1,479,695, $24,921, $57,182 and $242,815, respectively, in connection with securities transactions.
(f) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services. The Funds compensate Alger Management at the annual rate of
0.0165% of their respective average daily net assets for the Class A and Class C shares and
0.01% of the daily net assets of the Class I, Class R and Class Z shares for these services.
Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Funds. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate
Fund, subject to certain limitations, as approved by the Trust’s Board of Trustees. For the year ended October 31, 2015, Alger Management charged back to the Alger Capital
Appreciation Institutional Fund, Alger Capital Appreciation Focus Fund, Alger Mid Cap
Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund, $1,245,667,
$16,394, $78,298 and $313,760, respectively, for these services, which are included in the transfer agent fees and expenses in the accompanying Statements of Operations.

(g) Trustee Fees: From November 1, 2014, through February 28, 2015, each Fund paid each trustee who is not affiliated with Alger Management or its affiliates $950 for each meeting attended, to a maximum of $3,800 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board received an additional annual fee of $24,300 which was paid, pro rata, by all U.S.-registered funds managed by Alger Management. Additionally, each member of a Fund’s audit committee received $81 from each Fund for each audit committee meeting attended, to a maximum of $324 per annum.
Effective March 1, 2015, each Independent Trustee who is not affiliated with Alger
Management or its affiliates receives a fee of $25,875 for each meeting attended, to a maximum of $103,500 per annum, paid pro rata by each Fund in the Alger Fund Complex, plus travel expenses incurred for attending the meeting. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $24,300 per

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

annum paid pro rata by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $2,500 for each meeting attended to a maximum of $10,000 per annum, paid pro rata by each Fund in the Alger Fund Complex.

(h) Interfund Trades: During the fiscal year ended October 31, 2015, the Funds engaged in purchase and sale transactions with funds that have a common investment advisor. For the year ended October 31, 2015, these purchases and sales were as follows:

	Purchases	Sales
Alger Capital Appreciation Institutional Fund	–	600,039
Alger Mid Cap Growth Institutional Fund	222,300	–
Alger Small Cap Growth Institutional Fund	616,435	764,324

(i) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes.
To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding as of October 31,
2015.
During the year ended October 31, 2015, Alger Mid Cap Growth Institutional Fund and
Alger Small Cap Growth Institutional Fund incurred interest expense of $236 and $14,385, respectively in connection with interfund loans.

(j) Other Transactions With Affiliates: Certain officers of the Trust are directors and officers of Alger Management and the Distributor. At October 31, 2015, Alger Management and its
affiliates owned the following shares:

			SHARE CLASS
	A	C	I	R	Z
Alger Capital Appreciation Focus Fund	35,327	6,803	—	—	6,803

(k) Shareholder Servicing Fees: The Trust has entered into a shareholder servicing agreement with Alger Inc. whereby Alger Inc. provides Class I shares and Class R shares of the Trust with ongoing servicing of shareholder accounts. As compensation for such services, the
Class I shares and Class R shares of each Fund pay Alger Inc. a monthly fee at an annual rate of 0.25% of the value of the average daily net assets of those classes. The fees paid may be more or less than the expenses incurred by the Distributor.
NOTE 4 — Securities Transactions:
The following summarizes the securities transactions by the Funds, other than U.S.
Government securities, short-term securities, purchased options and short sales, for the year ended October 31, 2015:

	PURCHASES	SALES
Alger Capital Appreciation Institutional Fund	$5,520,775,746	$4,854,470,700

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	PURCHASES	SALES
Alger Capital Appreciation Focus Fund	113,016,881	80,080,935
Alger Mid Cap Growth Institutional Fund	175,936,799	203,667,122
Alger Small Cap Growth Institutional Fund	672,641,930	1,000,737,441

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in the emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal system.

Written call and put options activity for the year ended October 31, 2015, was as follows:

	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED
Alger Mid Cap Growth Institutional Fund
Call Options outstanding at
October 31, 2014	1,334	$242,484
Call Options written	1,075	274,381
Call Options closed	(966)	(180,638)
Call Options expired	(1,079)	(200,436)
Call Options exercised	(364)	(135,791)
Call Options outstanding at
October 31, 2015	—	$—

	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED
Alger Mid Cap Growth Institutional Fund
Put Options outstanding at
October 31, 2014	620	$210,252
Put Options written	1,526	289,886
Put Options closed	(1,156)	(332,798)
Put Options expired	(808)	(107,051)
Put Options exercised	(182)	(60,289)
Put Options outstanding at
October 31, 2015	—	$—

The Alger Mid Cap Growth Institutional Fund did not enter into written option contracts after January 31, 2015.

NOTE 5 — Borrowing:
The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered
Rate. The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(i). For the year ended October 31, 2015, the Funds had the following borrowings:

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Capital Appreciation Focus Fund	$675	2.20%
Alger Mid Cap Growth Institutional Fund	24,344	1.25
Alger Small Cap Growth Institutional Fund	1,347,796	1.14

The highest amount borrowed during the year ended October 31, 2015 for each Fund was as follows:

		HIGHEST BORROWING
Alger Capital Appreciation Focus Fund		$246,413
Alger Mid Cap Growth Institutional Fund		1,366,000
Alger Small Cap Growth Institutional Fund		21,523,000

NOTE 6 — Share Capital:
(a) The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into four series. Each series is divided into two sep-
arate classes, except that the shares of Alger Capital Appreciation Focus Fund are divided into five separate classes. The transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2015		OCTOBER 31, 2014
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Institutional Fund
Class I:
Shares sold	50,542,053	$1,431,830,828	30,411,968	$844,102,786
Dividends reinvested	11,586,846	312,381,372	8,865,721	231,040,701
Shares redeemed	(37,104,435)	(1,050,293,736)	(21,579,341)	(593,575,630)
Net increase	25,024,464	$693,918,464	17,698,348	$481,567,857
Class R:
Shares sold	9,057,734	$233,025,489	4,691,349	$121,232,838
Dividends reinvested	2,422,309	60,291,275	2,185,790	53,333,271
Shares redeemed	(5,783,826)	(148,667,065)	(4,123,182)	(106,498,438)
Net increase	5,696,217	$144,649,699	2,753,957	$68,067,671

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2015		OCTOBER 31, 2014
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Focus Fund
Class A:
Shares sold	1,183,661	$26,976,396	129,078	$2,642,832
Shares redeemed	(425,035)	(10,098,497)	(81,754)	(1,727,529)
Net increase	758,626	$16,877,899	47,324	$915,303
Class C:
Shares sold	178,046	$4,152,257	33,451	$669,390
Shares redeemed	(22,530)	(519,786)	(15,025)	(283,516)
Net increase	155,516	$3,632,471	18,426	$385,874
Class I:
Shares sold	827,893	$19,755,163	285,493	$5,688,164
Shares redeemed	(401,861)	(9,321,977)	(165,006)	(3,396,574)
Net increase	426,032	$10,433,186	120,487	$2,291,590
Class R:
Shares redeemed	—	—	(154,099)	(2,761,004)
Net decrease	—	$—	(154,099)	$(2,761,004)
Class Z:
Shares sold	119,545	$2,843,126	52,938	$1,141,459
Shares redeemed	(25,582)	(601,951)	(2,824)	(62,504)
Net increase	93,963	$2,241,175	50,114	$1,078,955

Alger Mid Cap Growth Institutional Fund
Class I:
Shares sold	902,649	$21,241,975	795,975	$16,728,049
Shares redeemed	(1,770,784)	(41,417,306)	(2,927,005)	(61,349,028)
Net decrease	(868,135)	$(20,175,331)	(2,131,030)	$(44,620,979)
Class R:
Shares sold	203,467	$4,468,737	284,243	$5,613,397
Shares redeemed	(412,966)	(8,989,356)	(518,496)	(10,133,738)
Net decrease	(209,499)	$(4,520,619)	(234,253)	$(4,520,341)

Alger Small Cap Growth Institutional Fund
Class I:
Shares sold	2,831,473	$69,667,841	5,445,065	$157,182,309
Dividends reinvested	4,775,991	111,758,197	5,276,199	148,050,151
Shares redeemed	(15,587,700)	(384,394,678)	(15,248,951)	(435,139,194)
Net decrease	(7,980,236)	$(202,968,640)	(4,527,687)	$(129,906,734)
Class R:
Shares sold	227,162	$5,071,784	239,833	$6,379,542
Dividends reinvested	259,849	5,532,180	249,059	6,502,925
Shares redeemed	(790,204)	(17,568,320)	(597,008)	(15,947,877)
Net decrease	(303,193)	$(6,964,356)	(108,116)	$(3,065,410)

(b) Redemption Fee: Prior to March 1, 2015, the Alger Capital Appreciation Focus Fund
imposed a 2.00% redemption fee on certain Class A and Class C Fund shares redeemed
(including shares redeemed by exchange) within 30 days after such shares were acquired.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

From March 1, 2015, the redemption fee was no longer imposed. The fees retained by the Fund are included as paid-in capital on the accompanying Statement of Assets and
Liabilities.
During the year ended October 31, 2015, shares redeemed for the Class I shares of Alger
Capital Appreciation Institutional Fund include redemption-in-kind transactions of
10,621,246 valued at $307,755,100. The Fund had realized gains on these transactions of
$47,725,674.

During the year ended October 31, 2014, shares redeemed for the Class I shares of Alger
Capital Appreciation Institutional Fund include redemption-in-kind transactions of
2,746,498 valued at $71,436,408. The Fund had realized gains on these transactions of
$9,337,851.

NOTE 7 — Income Tax Information:
The tax character of distributions paid during the year ended October 31, 2015 and the year ended October 31, 2014 were as follows:

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2015	OCTOBER 31, 2014
Alger Capital Appreciation Institutional Fund
Distributions paid from:
Ordinary Income	$63,722,024	$138,389,213
Long-term capital gain	322,258,127	157,959,204
Total distributions paid	$385,980,151	$296,348,417

Alger Capital Appreciation Focus Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Total distributions paid	—	—

Alger Mid Cap Growth Institutional Fund
Distributions paid from:
Ordinary Income	—	—
Long-term capital gain	—	—
Total distributions paid	—	—

Alger Small Cap Growth Institutional Fund
Distributions paid from:
Ordinary Income	$—	$22,885,012
Long-term capital gain	121,205,222	140,284,046
Total distributions paid	$121,205,222	$163,169,058

As of October 31, 2015 the components of accumulated gains (losses) on a tax basis were as follows:

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Capital Appreciation Institutional Fund
Undistributed ordinary income	—
Undistributed long-term gains	$280,033,333
Net accumulated earnings	280,033,333
Capital loss carryforwards	—
Late year ordinary income losses	(11,365,687)
Net unrealized appreciation	411,339,067
Total accumulated earnings	$680,006,713

Alger Capital Appreciation Focus Fund
Undistributed ordinary income	$—
Undistributed long-term gains	798,945
Net accumulated earnings	798,945
Capital loss carryforwards	—
Late year ordinary income losses	(215,177)
Net unrealized appreciation	2,242,617
Total accumulated earnings	$2,826,385

Alger Mid Cap Growth Institutional Fund
Undistributed ordinary income	—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	$(280,123,926)
Late year ordinary income losses	(1,080,394)
Net unrealized appreciation	5,746,617
Total accumulated losses	$(275,457,703)

Alger Small Cap Growth Institutional Fund
Undistributed ordinary income	—
Undistributed long-term gains	$118,488,177
Net accumulated earnings	118,488,177
Capital loss carryforwards	—
Late year ordinary income losses	(3,799,705)
Net unrealized appreciation	23,959,098
Total accumulated earnings	$138,647,570

At October 31, 2015, the Funds, for federal income tax purposes, had capital loss carryforwards as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	Alger Capital	Alger Capital	Alger Mid	Alger Small
	Appreciation	Appreciation Focus	Cap Growth	Cap Growth
Expiration Dates	Institutional Fund	Fund	Institutional Fund	Institutional Fund
2017	—	—	$280,123,926	—
Total	—	—	280,123,926	—

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after October 31, 2011 will not be subject to expiration. In addition, losses incurred after October 31, 2011 must be utilized prior to the utilization of capital loss carryforwards above.

During the year ended October 31, 2015 the Alger Capital Appreciation Focus Fund, and
Alger Mid Cap Growth Institutional Fund utilized $2,828,765, and $5,674,132 of their capital loss carryforwards, respectively.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales,
U.S. Internal Revenue Code Section 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnerships investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

Permanent differences, primarily from net operating losses and real estate investment trusts and partnership investments sold by the Funds, resulted in the following reclassifications among the Fund’s components of net assets at October 31, 2015.

The Fund accrues tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax.

Alger Capital Appreciation Institutional Fund
Accumulated undistributed net investment income (accumulated loss)	$(4,019,133)
Accumulated net realized gain (accumulated realized loss)	$(41,420,456)
Paid-in Capital	$45,439,589

Alger Capital Appreciation Focus Fund
Accumulated undistributed net investment income (accumulated loss)	$(76,323)
Accumulated net realized gain (accumulated realized loss)	$165,697
Paid-in Capital	$(89,374)

Alger Mid Cap Growth Institutional Fund
Accumulated undistributed net investment income (accumulated loss)	$762,095
Accumulated net realized gain (accumulated realized loss)	$57,654
Paid-in Capital	$(819,749)

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Small Cap Growth Institutional Fund
Accumulated undistributed net investment income (accumulated loss)	$6,974,726
Accumulated net realized gain (accumulated realized loss)	$380,286
Paid-in Capital	$(7,355,012)

NOTE 8 — Fair Value Measurements
The following is a summary of the inputs used as of October 31, 2015 in valuing the Funds’
investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Capital Appreciation
Institutional Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$742,818,018	$742,765,662	—	$52,356
Consumer Staples	212,694,386	212,694,386	—	—
Energy	70,443,058	70,443,058	—	—
Financials	150,558,019	150,558,019	—	—
Health Care	658,805,917	628,231,301	30,574,616	—
Industrials	340,444,821	340,444,821	—	—
Information Technology	1,279,718,885	1,277,567,615	—	2,151,270
Materials	55,323,692	55,323,692	—	—
Telecommunication Services	42,390,605	42,390,605	—	—
Utilities	14,634,310	14,634,310	—	—
TOTAL COMMON STOCKS	$3,567,831,711	$3,535,053,469	$30,574,616	$2,203,626
MASTER LIMITED PARTNERSHIP
Financials	48,210,142	48,210,142	—	—
PREFERRED STOCKS
Consumer Discretionary	1,501,699	—	—	1,501,699
Health Care	4,207,160	—	—	4,207,160
Information Technology	9,916,632	—	—	9,916,632
TOTAL PREFERRED STOCKS	$15,625,491	—	—	$15,625,491
REAL ESTATE INVESTMENT TRUST
Financials	22,947,277	22,947,277	—	—
TOTAL INVESTMENTS IN
SECURITIES	$3,654,614,621	$3,606,210,888	$30,574,616	$17,829,117

Alger Capital Appreciation Focus
Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$10,707,136	$10,707,136	—	—
Consumer Staples	1,752,441	1,752,441	—	—
Energy	988,317	988,317	—	—
Financials	3,885,892	3,885,892	—	—
Health Care	10,694,702	10,694,702	—	—
Industrials	4,120,954	4,120,954	—	—
Information Technology	19,943,984	19,943,984	—	—
Materials	648,497	648,497	—	—
TOTAL COMMON STOCKS	$52,741,923	$52,741,923	—	—
MASTER LIMITED PARTNERSHIP
Financials	1,500,924	1,500,924	—	—
PREFERRED STOCKS
Health Care	345,713	—	—	345,713
REAL ESTATE INVESTMENT TRUST
Financials	2,532,046	2,532,046	—	—
TOTAL INVESTMENTS IN
SECURITIES	$57,120,606	$56,774,893	—	$345,713

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Institutional
Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$ 33,123,791	$33,120,040	—	$3,751
Consumer Staples	3,906,746	3,906,746	—	—
Energy	1,009,277	1,009,277	—	—
Financials	8,034,645	8,034,645	—	—
Health Care	18,295,330	18,295,330	—	—
Industrials	19,000,306	19,000,306	—	—
Information Technology	30,046,994	29,935,160	—	111,834
Materials	4,268,969	4,268,969	—	—
Telecommunication Services	1,963,830	1,963,830	—	—
Utilities	830,771	600,425	230,346	—
TOTAL COMMON STOCKS	$120,480,659	$120,134,728	$230,346	$115,585
PREFERRED STOCKS
Consumer Discretionary	93,156	—	—	93,156
Health Care	2,103,280	—	—	2,103,280
Information Technology	515,493	—	—	515,493
TOTAL PREFERRED STOCKS	$2,711,929	—	—	$2,711,929
REAL ESTATE INVESTMENT TRUST
Financials	2,877,558	2,877,558	—	—
SPECIAL PURPOSE VEHICLE
Financials	240,362	—	—	240,362
TOTAL INVESTMENTS IN
SECURITIES	$126,310,508	$123,012,286	$230,346	$3,067,876

Alger Small Cap Growth Institutional
Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$ 48,950,128	$48,950,128	—	—
Consumer Staples	9,002,901	9,002,901	—	—
Energy	5,417,899	5,417,899	—	—
Financials	14,502,783	14,502,783	—	—
Health Care	104,531,970	104,531,970	—	—
Industrials	28,063,355	28,063,355	—	—
Information Technology	138,057,071	138,057,071	—	—
Materials	11,457,605	11,457,605	—	—
TOTAL COMMON STOCKS	$359,983,712	$359,983,712	—	—
PREFERRED STOCKS
Health Care	3,505,601	—	—	3,505,601
REAL ESTATE INVESTMENT TRUST
Financials	9,609,062	9,609,062	—	—
RIGHTS
Health Care	—	—	—*	—
SPECIAL PURPOSE VEHICLE
Financials	775,134	—	—	775,134
TOTAL INVESTMENTS IN
SECURITIES	$373,873,509	$369,592,774	—	$4,280,735

*Small Cap Growth Institutional Fund Rights are fair valued at zero as of October 31, 2015

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Capital Appreciation Institutional Fund	Common Stocks
Opening balance at November 1, 2014	$1,517,186
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	686,440
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2015	2,203,626
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015	$686,440

Alger Capital Appreciation Institutional Fund	Preferred Stocks
Opening balance at November 1, 2014	$13,596,053
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	2,029,438
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2015	15,625,491
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015	$2,029,438

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Capital Appreciation Focus Fund	Preferred Stocks
Opening balance at November 1, 2014	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	–
Purchases and sales	–
Purchases	345,713
Sales	–
Closing balance at October 31, 2015	345,713
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015	$–

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Common Stocks
Opening balance at November 1, 2014	$80,267
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	35,318
Purchases and sales	–
Purchases	–
Sales	–
Closing balance at October 31, 2015	115,585
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015	$35,318

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	FAIR VALUE
	MEASUREMENTS
	USING SIGNIFICANT
	UNOBSERVABLE
	INPUTS (LEVEL 3)
Alger Mid Cap Growth Institutional Fund	Preferred Stocks
Opening balance at November 1, 2014	$803,951
Transfers into Level 3	1,070,323	*
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	90,614
Purchases and sales	–
Purchases	747,041
Sales	–
Closing balance at October 31, 2015	2,711,929
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015	$90,614
*Tolero Pharmaceuticals, Inc. was changed from an observable transaction price to a mark to model.

	Special Purpose
Alger Mid Cap Growth Institutional Fund	Vehicle
Opening balance at November 1, 2014	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	–
Purchases and sales	–
Purchases	240,362
Sales	–
Closing balance at October 31, 2015	240,362
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015	$–

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Small Cap Growth Institutional Fund	Preferred Stocks
Opening balance at November 1, 2014	$1,773,234
Transfers into Level 3	1,352,069 *
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	(219,386)
Purchases and sales	–
Purchases	599,684
Sales	–
Closing balance at October 31, 2015	3,505,601
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015	$(219,386)
*Tolero Pharmaceuticals, Inc. was changed from an observable transaction price to a mark to model.

Special Purpose
Alger Small Cap Growth Institutional Fund	Vehicle
Opening balance at November 1, 2014	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	–
Included in net unrealized gain (loss) on investments	–
Purchases and sales	–
Purchases	775,134
Sales	–
Closing balance at October 31, 2015	775,134
The amount of total gains or losses for the period included in net realized and unrealized gain (loss) attributable to change in unrealized appreciation
(depreciation) relating to investments still held at 10/31/2015	$–

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of October 31, 2015. In addition to the techniques and inputs noted in the table below, according to our valuation policy we may also use other valuation techniques and methodologies when determining our fair value measurements.
The table below is not intended to be all-inclusive, but rather provides information on the
Level 3 inputs as they relate to our fair value measurements.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	Fair Value	Valuation	Unobservable
	October 31, 2015	Methodology	Input	Input/Range
Alger Capital Appreciation Institutional Fund
Common Stocks	$2,203,626	Income	Discount Rate	22.5-40%
		Approach
Preferred Stocks	15,625,491	Income	Discount Rate	10-40%
		Approach
Alger Capital Appreciation Focus Fund
Preferred Stocks	$345,713	Income	Discount Rate	20%
		Approach
Alger Mid Cap Growth Institutional Fund
Common Stocks	$115,585	Income	Discount Rate	22.5-40%
		Approach
Preferred Stocks	2,711,929	Income	Discount Rate	10-40%
		Approach
Special Purpose Vehicle	240,362	Cost Approach	Purchase Price	Cost

Alger Small Cap Growth Institutional Fund
Preferred Stocks	$3,505,601	Income	Discount Rate	10-20%
		Approach
Special Purpose Vehicle	775,134	Cost Approach	Purchase Price	Cost

The significant unobservable inputs used in the fair value measurement of the company’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements as noted in the table above.

On October 31, 2015, Alger Capital Appreciation Institutional Fund transferred $30,574,616 from Level 1 to Level 2, utilizing fair value adjusted prices rather than exchange listed prices.

Certain of the Funds’ assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of October 31, 2015, such assets are categorized within the disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, Foreign cash and Cash equivalents:
Alger Capital Appreciation Institutional Fund	$150,391,781	—	$150,391,781	—
Alger Capital Appreciation Focus Fund	2,286,899	—	2,286,899	—
Alger Mid Cap Growth Institutional Fund	7,682,725	—	7,682,725	—
Alger Small Cap Growth Institutional Fund	6,706,159	—	6,706,159	—

NOTE 9 — Derivatives:
Financial Accounting Standards Board Accounting Standards Codification 815 – Derivatives
and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

Options— The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices. The Funds purchase call options to increase their exposure to the stock market and also provide diversification of risk. The Funds purchase put options in order to protect from significant market declines that may occur over a short period of time. The
Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios. The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio. The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price. Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.
The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the year ended October 31, 2015, options were used in accordance with these objectives.

The Funds’ option contracts were not subject to any rights of offset with any counterparty.
All of the Funds’ options were exchange traded which utilize a clearing house that acts as an intermediary between buyer and seller, receiving initial and maintenance margin from both, and guaranteeing performance of the option contract.

There were no open derivative instruments as of October 31, 2015.

For the year ended October 31, 2015, Alger Mid Cap Growth Institutional Fund had option purchases of $1,276,338 and option sales of $918,271. The effect of derivative instruments on the accompanying Statement of Operations for the year ended October 31, 2015 is as follows:

NET REALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS
Alger Mid Cap Growth Institutional Fund
Derivatives not accounted for as hedging instruments	Options
Purchased Options	$96,674
Written Options	(85,147)
Total	$11,527

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS, OPTIONS
Alger Mid Cap Growth Institutional Fund
Derivatives not accounted for as hedging instruments	Options
Purchased Options	$48,587
Written Options	(48,165)
Total	$422

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 10 — Principal Risks:
In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy;
overall market changes; local, regional or global political, social or economic instability;
and currency and interest rate and price fluctuations. Similar to issuer credit risk, the
Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes has the financial resources to honor its obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by its value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

NOTE 11 — Affiliated Securities:
The securities listed below are deemed to be affiliates of the Funds because the Funds or their affiliates owned 5% or more of the company’s voting securities during all or part of the year ended October 31, 2015. Purchase and sale transactions and dividend income earned during the period were as follows:

	Shares/Par			Shares/Par
	at			at		Realized	Value at
	October 31,	Purchases/	Sales/	October	Dividend	Gain	October 1,
Security	2014	Conversion	Conversion	31, 2015	Income	(Loss)	2015

Alger Capital Appreciation Institutional Fund
Common Stocks
Choicestream, Inc.*	124,658	–	–	124,658	–	–	$52,356
Preferred Stocks
Choicestream, Inc.*	3,575,473	–	–	3,575,473	–	–	1,501,699

Alger Capital Appreciation Focus Fund
Preferred Stocks
Prosetta Biosciences,
Inc.*	–	76,825	–	76,825	–	–	345,713

THE ALGER INSTITUTIONAL FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)

	Shares/Par			Shares/Par
	at			at		Realized	Value at
	October 31,	Purchases/	Sales/	October	Dividend	Gain	October
Security	2014	Conversion	Conversion	31, 2015	Income	(Loss)	31, 2015

Alger Mid Cap Growth Institutional Fund
Common Stocks
Choicestream, Inc.*	8,930	–	–	8,930	–	–	3,751
Preferred Stocks
Choicestream, Inc.*	221,801	–	–	221,801	–	–	93,156
Prosetta Biosciences,
Inc.*	–	166,009	–	166,009	–	–	747,041
Tolero
Pharmaceuticals, Inc.*	354,870	–	–	354,870	–	–	1,070,323

Alger Small Cap Growth Institutional Fund
Preferred Stocks
Prosetta Biosciences,
Inc.*	–	133,263	–	133,263	–	–	599,684
Tolero
Pharmaceuticals, Inc.*	448,284	–	–	448,284	–	–	1,352,069
* Non-incomeproducingsecurity.

NOTE 12 — Subsequent Events:
Management of each Fund has evaluated events that have occurred subsequent to October
31, 2015 through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Alger Institutional Funds and the Shareholders of the
Alger Capital Appreciation Institutional Fund, Alger Capital Appreciation Focus Fund,
Alger Mid Cap Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger Institutional Funds, comprised of the Alger Capital
Appreciation Institutional Fund, Alger Capital Appreciation Focus Fund, Alger Mid Cap
Growth Institutional Fund, and Alger Small Cap Growth Institutional Fund (the “Funds”)
as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.
Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting
The Alger Institutional Funds as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
January 8, 2016

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example
As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2015 and ending October 31, 2015.

Actual Expenses
The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

						Annualized
				Expenses		Expense Ratio
				Paid During		For the
		Beginning	Ending	the Six Months		Six Months
		Account	Account	Ended		Ended
		Value	Value	October 31,		October 31,
		May 1, 2015	October 31, 2015	2015	(a)	2015 (b)
Alger Capital Appreciation Institutional Fund
Class I	Actual	$1,000.00	$1,018.60	$5.70		1.12%
	Hypothetical(c)	1,000.00	1,019.56	5.70		1.12
Class R	Actual	1,000.00	1,016.30	8.18		1.61
	Hypothetical(c)	1,000.00	1,017.09	8.19		1.61

Alger Capital Appreciation Focus Fund
Class A	Actual	$1,000.00	$1,016.00	$6.61		1.30%
	Hypothetical(c)	1,000.00	1,018.65	6.61		1.30
Class C	Actual	1,000.00	1,012.00	10.35		2.05
	Hypothetical(c)	1,000.00	1,014.92	10.36		2.05
Class I	Actual	1,000.00	1,016.79	5.85		1.15
	Hypothetical(c)	1,000.00	1,019.41	5.85		1.15
Class Z	Actual	1,000.00	1,018.36	4.53		0.89
	Hypothetical(c)	1,000.00	1,020.72	4.53		0.89

Alger Mid Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$947.06	$5.89		1.20%
	Hypothetical(c)	1,000.00	1,019.16	6.11		1.20
Class R	Actual	1,000.00	945.02	8.53		1.74
	Hypothetical(c)	1,000.00	1,016.43	8.84		1.74

Alger Small Cap Growth Institutional Fund
Class I	Actual	$1,000.00	$953.76	$6.16		1.25%
	Hypothetical(c)	1,000.00	1,018.90	6.36		1.25
Class R	Actual	1,000.00	950.91	8.56		1.74
	Hypothetical(c)	1,000.00	1,016.43	8.84		1.74

(a) Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiple by 184/365 (to reflect the one-half year period).
(b) Annualized.
(c) 5% annual return before expenses.
Trustees and Officers of the Trust
Information about the trustees and officers of the Trust is set forth below. In the table the term “Alger Fund Complex” refers to the Trust, The Alger Portfolios, The Alger
Funds, Alger Global Growth Fund and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, Inc. (“Alger Management”).
Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year. Unless otherwise

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

noted, the address of each person named below is 360 Park Avenue South, New York, NY
10010.

			Number
			of Funds
			in the
			Alger Fund
		Trustee	Complex
		and/or	which are
Name, Age, Position with the		Officer	Overseen
Trust	Principal Occupations	Since	by Trustee
INTERESTED TRUSTEE

Hilary M. Alger (54)	Director of Development, Pennsylvania Ballet	2003	25
	2004-2013; Associate Director of Development,
	College of Arts and Sciences and Graduate School,
	University of Virginia 1999-2003.
NON-INTERESTED TRUSTEE

Charles F. Baird, Jr. (62)	Managing Partner of North Castle Partners, a	2000	25
	private equity securities group; Chairman of
	Elizabeth Arden Red Door Spas and Barry’s
	Bootcamp, former Chairman of Cascade Helmets,
	gloProfessional (makeup and skincare business),
	Contigo (manufacturer of mugs and water bottles),
	and International Fitness.
Roger P. Cheever (70)	Associate Vice President for Principal Gifts, and	2000	25
	Senior Associate Dean for Development in the
	Faculty of Arts and Sciences at Harvard University;
	Formerly Deputy Director of the Harvard College
	Fund.
Stephen E. O'Neil (82)	Attorney. Private Investor since 1981. Formerly of	1986	25
	Counsel to the law firm of Kohler & Barnes.
David Rosenberg (53)	Associate Professor of Law since January 2006	2007	25
	(Assistant Professor 2000-2005), Zicklin School of
	Business, Baruch College, City University of New
	York.
Nathan E. Saint-Amand	Medical doctor in private practice; Member of the	1986	25
M.D. (77)	Board of the Manhattan Institute (non-profit policy
	research)since1988;FormerlyCo-Chairman,Special
	Projects Committee, Memorial Sloan Kettering.

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the
Trust because of her affiliations with Alger Management. No Trustee is a director of any public company except as indicated under “Principal Occupations”.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

			Number
			of Funds
			in the
			Alger Fund
		Trustee	Complex
		and/or	which are
Name, Age, Position with the		Officer	Overseen
Trust	Principal Occupations	Since	by Trustee
OFFICERS

Hal Liebes (51)	Executive Vice President, Chief Operating Officer,	2005	N/A
President	Chief Legal Officer and Secretary of Alger
	Management and Alger Inc.; Director since 2006 of
	Alger Management, Alger Inc. and Resources.
Lisa A. Moss (50)	Senior Vice President since 2009, and Vice	2006	N/A
Secretary	President and Assistant General Counsel of Alger
	Management since June 2006.
Michael D. Martins (50)	Senior Vice President of Alger Management;	2005	N/A
Treasurer	Assistant Treasurer since 2004.
Anthony S. Caputo (60)	Employed by Alger Management since 1986,	2007	N/A
Assistant Treasurer	currently serving as Vice President.
Sergio M. Pavone (54)	Employed by Alger Management since 2002,	2007	N/A
Assistant Treasurer	currently serving as Vice President.
Patrick J. Murphy (45)	Senior Vice President of Alger Management since	2014	N/A
Chief Compliance Officer	2014.
Joshua M. Lindauer (28)	Employed by Alger Management since 2014.	2014	N/A
Assistant Secretary

The Statement of Additional Information contains additional information about the Funds’
Trustees and is available without charge upon request by calling (800) 992-3863.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Investment Management Agreement Renewal
At an in-person meeting held on September 29, 2015, the Trustees, including the Independent
Trustees, unanimously approved renewal of the Investment Advisory Agreement (the
“Agreement”) between the Trust and Fred Alger Management, Inc. (“Alger Management”).
The Independent Trustees were assisted in their review by independent legal counsel and met with such counsel in executive session separate from representatives of Alger Management.

In evaluating the Agreement, the Trustees drew on materials that they had requested and which were provided to them in advance of the meeting by Alger Management and by counsel. The materials covered, among other matters, (i) the nature, extent and quality of the services provided by Alger Management under the Agreement, (ii) the investment performance of each of the Trust’s portfolios (each a “Fund”), (iii) the costs to Alger
Management of its services and the profits realized by Alger Management and Fred Alger
& Company, Incorporated (“Alger Inc.”), from their relationship with the Trust, and (iv)
the extent to which economies of scale would be realized if and as the Funds grow and whether the fee levels in the Agreement reflected such economies of scale. These materials included a presentation and analysis of the Funds and Alger Management’s services by
FUSE Research Network LLC (“FUSE”), an independent consulting firm selected by the
Trust’s Chief Compliance Officer and having no other material relationship with Alger
Management or its affiliates

In deciding whether to approve renewal of the Agreement, the Trustees considered various factors, including those enumerated above. They also considered other direct and indirect benefits to Alger Management and its affiliates from their relationship with the Trust.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services provided by Alger Management pursuant to the Agreement, the Trustees relied on their prior experience as Trustees of the Trust, their familiarity with the personnel and resources of Alger Management and its affiliates (derived in part from quarterly meetings with and presentations by Fund investment management and distribution personnel), and the materials provided at the meeting. They noted that under the Agreement Alger Management is responsible for managing the investment operations of the Funds. The Trustees reviewed the background and experience of Alger Management's senior investment management personnel, including the individuals currently responsible for the investment operations of the Funds. They also considered the resources and practices of Alger Management in managing each Fund's portfolio, as well as Alger Management's overall investment management business. They noted especially Alger Management's established expertise in managing portfolios of "growth" stocks and that, according to an analysis provided by FUSE, the characteristics of each Fund had been consistent with those of a growth-
oriented fund. The Board noted that each Fund was being managed consistent with its growth mandate. They also noted that during the year Alger Management had continued its ongoing efforts to strengthen its investment management team, most notable by adding two seasoned and highly accomplished portfolio managers who had begun providing services to cetain Funds. The Trustees concluded that Alger Management's experience, resources and strength in the areas of importance to the Funds are considerable. The Trustees considered

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

the level and depth of Alger Management's ability to execute portfolio transactions to effect investment decisions, including those through Alger Inc. They also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Trust's affairs are provided separately under an Administration Agreement and a
Shareholder Administrative Services Agreement with Alger Management. The Trustees also considered the control and compliance environment at Alger Management and within the
Trust.

Investment Performance of the Portfolios. Drawing upon information provided at the meeting by Alger Management as well as FUSE and upon reports provided to the Trustees by
Alger Management throughout the preceding year, the Trustees reviewed each Fund’s returns for the year-to-date (at 6/30/15), second-quarter of 2015, 1-, 3- and 5-year, and longer periods to the extent available (and its year-by-year returns), together with supplemental performance data through 8/31/15, and compared them with benchmark and peer-group data for the same periods. They noted that the Mid Cap, Capital Appreciation and Capital
Appreciation Focus Funds had surpassed their peer medians and benchmarks for the 3-year
(two years for the shorter-lived Capital Appreciation Focus Fund) and all shorter periods ending 6/30/15. The Small Cap Fund’s performance had fallen well below its peer medians and benchmark for all periods ending 6/30/15, but the Trustees suspended judgment in light of a promising upturn as of 8/31/15, arguably due, at least in part, to an important adjustment in the Fund’s portfolio management earlier in 2015. Representatives of Alger
Management discussed with the Trustees this and other matters pertaining to the Funds’
performance. On the basis of their review and the discussions with Alger Management, the
Trustees determined that the performance of the Funds was acceptable.

Fund Fees and Expense Ratios; Profitability to Alger Management and its Affiliates.
The Trustees reviewed each Fund's management fee and expense ratio and compared them with those of a group of comparable funds. In order to assist the Trustees in this comparison,
FUSE had provided the Trustees with comparative information with respect to the advisory fees and expense ratios of relevantly similar funds. That information indicated that the advisory fees of three of the Funds were near or below the median for their comparison groups, while the fee of the Capital Appreciation Fund was significantly above the applicable median. That fee, in the top quartile of peer-fund fees, had been somewhat diminished by operation of the Fund’s fee breakpoint. Of the 10 expense ratios for the Funds’ various share classes, three were below or just above their peer medians. Two of the remaining seven were for share classes of small asset size that suffered thereby in comparison with their peers. Only three of the remaining five placed in the top quartile of the applicable reference group; all three of these were for Class R Shares, whose comparatively high 12b-1 and service fee charges exceeded those of many funds in their reference groups, with the result that the classes’ expenses were not compared solely with those of true peers. The remaining two ratios were those of the Mid Cap Fund and Capital Appreciation Fund Class
I Shares; the Trustees noted that although these expense ratios (and the advisory fee of the
Capital Appreciation Fund) ranked high against their peers, the shareholders of both Funds had also enjoyed high comparative returns over more than five years for most periods. The

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees determined that such information should be taken into account in weighing the size of the fee against the nature, extent and quality of the services provided.

The Trustees also considered fees paid to Alger Management by four other types of clients, specifically mutual funds for which Alger Management was sub-adviser, separately managed institutional accounts, “wrap programs,” and collective investment trusts. The Trustees determined that in all four cases the fees were of doubtful relevance for purposes of comparison with those of the Funds because of the differences in services provided by
Alger Management to those types of clients as opposed to the Funds, but that to the extent that meaningful comparison was practicable, the differences in services adequately explained the differences in the fees. The Trustees then considered the profitability of the Investment
Advisory Agreement to Alger Management and its affiliates, and the methodology used by Alger Management in determining such profitability. The Trustees reviewed previously-
provided data on each Fund's profitability to Alger Management and its affiliates for the year ended June 30, 2015. After discussing with representatives of Alger Management and FUSE the expense-allocation practices used in computing the costs that formed the bases of the profitability calculations, the Trustees turned to the profitability data provided.
After analysis and discussion, they concluded in each case that, to the extent that Alger
Management’s and its affiliates’ relationships with the Fund had been profitable, the profit margin was not unacceptable.

Economies of Scale. On the basis of their discussions with management and their analysis of information provided at the meeting, the Trustees determined that the nature of the Funds and their operations is such that Alger Management is likely to realize economies of scale in the management of each Fund at some point as (and if) it grows in size. In that connection, they noted that the advisory fee schedules in the Agreement include fee reductions for each Fund at specified Fund asset levels (“breakpoints”); these have the effect of lowering the Fund’s overall management fee as the Fund grows past a breakpoint, thus sharing with the Fund’s shareholders economies of scale achieved by Alger Management in managing the growing Fund.

Other Benefits to Alger Management. The Trustees considered whether Alger
Management benefits in other ways from its relationship with the Trust. They noted
that Alger Management maintains soft-dollar arrangements in connection with the
Funds' brokerage transactions, reports on which are regularly supplied to the Trustees at their quarterly meetings and summaries of which, listing commissions by Fund for the twelve months through June 30, 2015, had been included in the materials supplied prior to the meeting. The Trustees also noted that Alger Management receives fees from the
Funds under the Administration Agreement and the Shareholder Administrative Services
Agreement, and that Alger Inc. provides a considerable portion of the Funds' equity brokerage and receives shareholder servicing fees from the Funds as well. The Trustees had been provided with information regarding, and had considered, the administration fee, shareholder administrative services fee, brokerage and shareholder servicing fee benefits in connection with their review of the profitability to Alger Management and its affiliates of

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

their relationships with the Funds. As to other benefits received, the Trustees decided that none were so significant as to render Alger Management's fees excessive.

Conclusions and Determinations. At the conclusion of these discussions, each of the
Independent Trustees expressed the opinion that he had been furnished with sufficient information to make an informed business decision with respect to renewal of the
Investment Advisory Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations in respect of each
Fund:

• The Board concluded that the nature, extent and quality of the services provided to the Fund by Alger Management are adequate and appropriate.
• The Board determined that the Portfolio’s performance was acceptable.
• The Board concluded that the advisory fee paid to Alger Management by the
Fund was reasonable in light of comparative performance and expense and advi-
sory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by Alger Management and its affiliates from the relationship with the Fund. In the case of the Capital Appreciation Focus Fund, the Trustees noted that Alger Management had voluntarily undertaken to cap
Fund expenses through expense reimbursements and fee waivers, thus in effect lowering the fees it actually received from the Fund.
• The Board accepted Alger Management’s acknowledgement that economies of scale were likely to be achieved in the management of the Fund and determined that the fee breakpoints in the Agreement provided a means by which Alger Man-
agement would share the benefits of such economies with Fund shareholders.
The Board considered these conclusions and determinations and, without any one factor being dispositive, determined with respect to each Fund that renewal of the Investment
Advisory Agreement was in the best interests of the Fund and its shareholders.
Tax Information
In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2015, 37.68% of the Alger Capital Appreciation Institutional
Funds, dividends qualified for the dividends received deduction for corporations. For the year ended October 31, 2015, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation
Act of 2003. Of the distributions paid during the fiscal year, 40.04% of the Alger Capital
Appreciation Institutional Funds, dividends may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns. Since the
Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2015. Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2016. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2015		3/30/15
FACTS		WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?		Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?		The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?		Allfinancialcompaniesneedtosharepersonalinformationtoruntheireverydaybusiness.
In the section below, we list the reasons financial companies can share their personal information; the reasons chooses to share; and whether you can limit this sharing.

Reasons we can share your personal	Does	Can you limit
information	Alger share?	this sharing?
For our everyday business purposes —	Yes	No
such as to process your transactions, maintain
your account(s), respond to court orders and
legal investigations, or report to credit bureaus
For our marketing purposes — to offer our	Yes	No
products and services to you
For joint marketing with other financial	No	We don’t share
companies
For our affiliates’everyday business	Yes	No
purposes — information about your
transactions and experiences
For our affiliates’everyday business	No	We don’t share
purposes — information about your
creditworthiness
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?	Alger includes Fred Alger Management, Inc. and Fred
Alger & Company, Incorporated as well as the following
funds: The Alger Funds, The Alger Funds II, The Alger
Institutional Funds, The Alger Portfolios, and Alger
Global Growth Fund.

What we do
How does Alger	To protect your personal information from unauthorized
protect my personal	access and use, we use security measures that comply
information?	with federal law. These measures include computer
safeguardsandsecuredfilesandbuildings.
How does Alger	We collect your personal information, for example,
Collect my personal	when you:
information?	• Open an account or
• Make deposits or withdrawals from your account or
• Provide account information or
• Pay us by check.

Why can’t I limit all sharing?	Federal law gives you the right to limit only
• sharing foraffiliates’everydaybusinesspurposes
information about your credit worthiness
• affiliates fromusingyourinformationtomarkettoyou
• sharing fornonaffiliatestomarkettoyou
State laws and individual companies may give you
additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control.
Theycanbefinancialandnonfinancialcompanies.
• Our affiliatesincludeFredAlgerManagement,Inc.
and Fred Alger & Company, Incorporated as well as the
following funds: The Alger Funds, The Alger Funds II,
The Alger Institutional Funds, The Alger Portfolios, and
Alger Global Growth Fund.
Nonaffiliates	Companies not related by common ownership or
control.Theycanbefinancialandnonfinancial
companies.
Joint marketing	Aformalagreementbetweennonaffiliatedfinancial
companiesthattogethermarketfinancialproductsor
services to you.
Other important inforamtion

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies
A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June
30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings
The Board of Trustees has adopted policies and procedures relating to disclosure of the
Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on
Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q.
These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’
fiscal quarter. The Funds’ Forms N-Q are available online on the SEC’s website at www.
sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington,
D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.
alger.com and through other marketing communications (including printed advertising/
sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Funds’ Chief Compliance Officer, President or Secretary.

THE ALGER INSTITUTIONAL FUNDS
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Funds. Such information will include, but not be limited to, relative weightings and characteristics of a
Fund portfolios versus its peers or an index (such as P/E ratio, alpha, beta, capture ratio, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume
Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER INSTITUTIONAL FUNDS

360 Park Avenue South
New York, NY 10010
(800) 992-3863
www.alger.com

Investment Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

Custodian

Brown Brothers Harriman & Company
50 Post Office Square
Boston, MA 02110

This report is submitted for the general information of the shareholders of The Alger
Institutional Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

ALGER

Inspired by Change, Driven by Growth.

AIFAR

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its
Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR)
on the Registrant’s audit committee. Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the
Registrant, other than in his capacity as Trustee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:
October 31, 2015	$131,000
October 31, 2014	$126,300

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:
October 31, 2015	$18,800
October 31, 2014	$19,600

d) All Other Fees:
October 31, 2015	$10,100
October 31, 2014	$9,760

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the
Audit Committee. Non-audit services provided by the Auditors on behalf of the
Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit
Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit
Committee.

f) Not Applicable

g) Non-Audit Fees:

October 31, 2015	$191,042	€69,347
October 31, 2014	$201,965	€67,800

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of
Regulation S-X is compatible with maintaining the principle accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. INVESTMENTS.

Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT
INVESTMENT COMPANIES.

Not applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY
AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule
30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Institutional Funds

By: /s/Hal Liebes

Hal Liebes

President

Date: December 17, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Hal Liebes

Hal Liebes

President

Date: December 17, 2015

By: /s/Michael D. Martins

Michael D. Martins

Treasurer

Date: December 17, 2015